         As filed with the Securities and Exchange Commission on August 28, 2006
                                             1933 Act Registration No. 333-72732
                                             1940 Act Registration No. 811-10569

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]
         Pre-Effective Amendment No.                                    [ ]
         Post-Effective Amendment No. 5                                 [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
         Amendment No. 8                                                [X]

                               ------------------

                               LEGACY FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (614) 470-8000

                               KERRY REILLY, ESQ.
                            BISYS FUND SERVICES, INC.
                          100 SUMMER STREET, SUITE 1500
                           BOSTON, MASSACHUSETTS 02110
                     (Name and Address of Agent for Service)

                          Copies of communications to:

                              DAVID STEPHENS, ESQ.
                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                          NEW YORK, NEW YORK 10038-4982

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

         [X]    Immediately upon filing pursuant to paragraph (b)

         [ ]    On (date) pursuant to paragraph (b)

         [ ]    60 days after filing pursuant to paragraph (a) (1)

         [ ]    On (date) pursuant to paragraph (a) (1)

         [ ]    75 days after filing pursuant to paragraph (a) (2)

         [ ]    On (date) pursuant to paragraph (a) (2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           [LEGACY FUNDS GROUP LOGO]

                          PROSPECTUS & PRIVACY POLICY

                         The Multi-Cap Core Equity Fund
                               The Core Bond Fund
                             The Federal Money Fund

                                    Class A
                                  Trust Class

                    [FIRST FINANCIAL CAPITAL ADVISORS LOGO]

                               Investment Advisor


                                August 28, 2006

  LEGACY FUNDS GROUP


                                          LEGACY FUNDS GROUP
                                          NOTICE OF PRIVACY POLICY & PRACTICES

Legacy Funds Group recognizes and respects the privacy expectations of our customers(1). We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Legacy Funds Group.

COLLECTION OF          We collect nonpublic personal information about our
CUSTOMER               customers from the following sources:
INFORMATION            -  Account Applications and other forms, which may
                          include a customer's name, address, social security
                          number, and information about a customer's
                          investment goals and risk tolerance;
                       -  Account History, including information about the
                          transactions and balances in a customer's accounts;
                          and
                       -  Correspondence, written, telephonic or electronic
                          between a customer and Legacy Funds Group or
                          service providers to Legacy Funds Group.
DISCLOSURE OF          We may disclose all of the information described above
CUSTOMER               to certain third parties who are not affiliated with
INFORMATION            Legacy Funds Group under one or more of these
                       circumstances:
                       -  As Authorized -- if you request or authorize the
                          disclosure of the information.
                       -  As Permitted by Law -- for example, sharing
                          information with companies who maintain or service
                          customer accounts for the Legacy Funds Group is
                          permitted and is essential for us to provide
                          shareholders with necessary or useful services with
                          respect to their accounts.
                       -  Under Marketing Agreements -- we may also share
                          information with companies that perform marketing
                          services on our behalf or to other financial
                          institutions with whom we have joint marketing
                          agreements.
SECURITY OF            We require service providers to the Legacy Funds
                       Group:
CUSTOMER               -  to maintain policies and procedures designed to
INFORMATION               assure only appropriate access to information about
                          customers of the Legacy Funds Group;
                       -  to limit the use of information about customers of
                          Legacy Funds Group to the purposes for which the
                          information was disclosed or as otherwise permitted
                          by law; and
                       -  to maintain physical, electronic and procedural
                          safeguards that comply with federal standards to
                          guard nonpublic personal information of customers
                          of the Legacy Funds Group.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of Legacy Funds Group.
------------------
(1)For purposes of this notice, the terms "customer" or "customers" includes both shareholders of Legacy Funds Group and individuals who provide nonpublic personal information to Legacy Funds Group, but do not invest in Legacy Funds Group shares.

                      This is not part of the Prospectus.

                           [LEGACY FUNDS GROUP LOGO]

                         The Multi-Cap Core Equity Fund
                               The Core Bond Fund
                             The Federal Money Fund

                                    Class A
                                  Trust Class
                                   Prospectus

                    [FIRST FINANCIAL CAPITAL ADVISORS LOGO]

                               Investment Advisor

                                August 28, 2006


                                   QUESTIONS?
                              Call 1-888-494-8510
                       or Your Investment Representative

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

         LEGACY FUNDS GROUP            TABLE OF CONTENTS


                                   RISK/RETURN SUMMARY AND FUND EXPENSES

                         [ICON]
Carefully review this important      3  Overview
section for information on each      4  THE MULTI-CAP CORE EQUITY FUND
Fund's investment objective,            Investment Objective, Principal Investment
strategies, risks, past                 Strategies, Principal Investment Risks,
performance, and fees                   Performance Information and Fees and Expenses
                                    12  THE CORE BOND FUND
                                        Investment Objective, Principal Investment
                                        Strategies, Principal Investment Risks,
                                        Performance Information and Fees and Expenses
                                    19  THE FEDERAL MONEY FUND
                                        Investment Objective, Principal Investment
                                        Strategies, Principal Investment Risks,
                                        Performance Information and Fees and Expenses
                                   FUND MANAGEMENT

                         [ICON]
Review this section for details     25  Investment Advisor and Sub-Advisor
on the people and organizations     26  Principal Portfolio Managers
who oversee the Funds               26  Co-Administrator and Distributor
                                    26  Co-Administrator
                                   SHAREHOLDER INFORMATION

                         [ICON]
Review this section for details     27  Pricing of Fund Shares
on how shares are valued, how       29  Purchasing and Adding to Your Shares
to purchase, sell and exchange      32  Selling Your Shares
shares, related fees, and           35  General Policies on Selling Shares
payments of dividends and           37  Market Timing Policy
distributions                       38  Distribution Arrangements/Sales Charges
                                    41  Exchanging Your Shares
                                    42  Dividends, Distributions and Taxes

                                   FINANCIAL HIGHLIGHTS

                         [ICON]
Review this section for             43  Financial Highlights
information on the Funds'
financial results
                                   BACK COVER

                         [ICON]
Where to learn more about the
Funds

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

   OVERVIEW


   This Prospectus describes the following funds offered by Legacy Funds Group (the "Funds" or the "Trust"):




     THE MULTI-CAP CORE EQUITY FUND
     THE CORE BOND FUND
     THE FEDERAL MONEY FUND

   On the following pages, you will find important information about each Fund, including:

     - investment objective
     - principal investment strategies
     - principal investment risks

     - past performance

     - fees and expenses associated with the Fund

   The Funds are managed by First Financial Capital Advisors LLC (the "Advisor"). Munder Capital Management (the "Sub-Advisor") serves as sub-advisor for the Federal Money Fund.

   Each Fund currently offers two classes of shares -- Trust Class and Class A. Trust Class Shares are offered only to certain trust or institutional clients of the Advisor, First Financial Bank or affiliates of First Financial Bancorp, the Advisor's parent, as well as to clients of approved broker/dealers investing through qualified wrap accounts. Class A Shares are offered to the public.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

                                THE MULTI-CAP CORE EQUITY FUND

    INVESTMENT OBJECTIVE         The Fund seeks a high level of total
                                 return, consisting of capital
                                 appreciation and income. This objective
                                 is non-fundamental and may be changed by
                                 the Board of Trustees without shareholder
                                 approval.

    PRINCIPAL                    The Fund normally invests at least 80% of
    INVESTMENT STRATEGIES        its net assets, plus any borrowings for
                                 investment purposes, in equity securities
                                 of companies of all market
                                 capitalizations. Equity securities in
                                 which the Fund may invest include common
                                 stocks, investment grade convertible
                                 securities and preferred stocks of both
                                 domestic and foreign issuers. The Fund
                                 may also purchase dividend-paying stocks
                                 of particular issuers when the issuer's
                                 dividend record may, in the Advisor's
                                 opinion, have a favorable influence on
                                 the securities' market value. Although
                                 the Fund does not limit its investments
                                 to a particular size of company, it
                                 focuses on mid to large capitalization
                                 companies. The Advisor considers the
                                 minimum market capitalization of
                                 mid-capitalization companies to be $1.5
                                 billion and the minimum market
                                 capitalization of large capitalization
                                 companies to be $7.5 billion at the time
                                 of purchase by the Fund.

                                 In selecting securities, the Advisor will pursue an investment blend of value and growth stocks.

                                    Value stocks typically represent
                                    companies that the Advisor believes to
                                    be undervalued relative to assets,
                                    earnings, growth potential or cash
                                    flows. Investment decisions are based
                                    upon fundamental research and
                                    internally developed valuation
                                    systems.

                                    Growth stocks typically represent
                                    financially secure companies with
                                    established operating histories that
                                    are proven leaders in their industry
                                    or market sector. These companies

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]


                                    may demonstrate characteristics such
                                    as participation in expanding markets,
                                    increasing unit sales volume, growth
                                    in revenues and earnings per share.
                                    These shares sell at higher prices but
                                    are relatively attractive.

                                 The Fund is not limited by a fixed
                                 allocation of assets to either value or
                                 growth stocks and, depending upon the
                                 economic environment and judgment of the Advisor, may emphasize either value or growth stocks to the exclusion of the other.
                                 The Advisor primarily uses a fundamental
                                 "bottom-up" approach in selecting
                                 securities for investment. This means
                                 that the Advisor looks primarily at
                                 individual issuers against the context of broader market factors. Some sector investments are influenced by macroeconomic, financial and commodity price factors, while other selections incorporate quality of management appraisals. The Advisor incorporates corporate earnings and stock price changes in timing buy and sell decisions.
                                 Under normal market conditions, up to 20% of the Fund's net assets may be invested in money market instruments described below or held in cash. The Fund may also invest in exchange-traded funds which are designed to provide investment results corresponding to an equity index.
                                 Investing in exchange-traded funds, which are investment companies, may involve duplication of advisory fees and certain other expenses.
                                 During temporary defensive periods as
                                 determined by the Advisor, the Fund may
                                 hold up to 100% of its total assets in
                                 money market instruments, such as U.S.
                                 government securities, short-term
                                 corporate debt obligations, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements.
                                 However, to the extent the Fund is so
                                 invested, it may not achieve its
                                 investment objective during that time.
                                 The Fund's annual portfolio turnover rate is expected to be lower than 100%.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]


    PRINCIPAL                    Investing in the Fund involves risks
    INVESTMENT RISKS             common to any investment in securities.
                                 By itself, the Fund does not constitute a
                                 balanced investment program.

                                 An investment in the Fund is not a bank
                                 deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                 Corporation (the "FDIC") or any other
                                 government agency.

                                 The Fund will invest principally in
                                 equity securities, which do not provide
                                 the same protection of capital or
                                 assurance of income as fixed income
                                 securities. There is no guarantee that
                                 the Fund will meet its objective. When
                                 you sell your shares in the Fund, they
                                 may be worth more or less than you paid
                                 for them. It is possible to lose money by investing in the Fund.

                                 MARKET RISK. The possibility exists that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices.
                                 The value of an investment in the Fund
                                 may fluctuate in response to these
                                 movements. By investing in a mix of
                                 growth and value stocks, the Fund assumes the risks of both.

                                 SELECTION RISK.  The particular stocks
                                 that are selected for the Fund may
                                 underperform the market or other funds
                                 with similar objectives.

                                 CAPITALIZATION RISK. Capitalization risk is the risk associated with stocks of smaller companies that intrinsically carry higher risks than those of larger companies. Smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell these securities at the desired price. Smaller companies may be more sensitive to changes in the economy overall.
                                 Historically, small company stocks have
                                 been more volatile than those of larger
                                 companies.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

                                 FOREIGN INVESTMENT RISK.  Overseas
                                 investing carries potential risks not
                                 associated with domestic investments.
                                 Such risks include, but are not limited
                                 to: (1) currency exchange rate
                                 fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.
                                 A further discussion of permissible
                                 investments for the Fund can be found in the Statement of Additional Information
                                 ("SAI").

    WHO MAY WANT TO INVEST?      Consider investing in The Multi-Cap Core
                                 Equity Fund if you:

                                 - are looking to add a growth component
                                   to your portfolio
                                 - are seeking a long-term goal such as
                                   retirement
                                 - are willing to accept the risks of
                                   investing in the stock markets

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]

   PERFORMANCE INFORMATION


   The bar chart and tables shown illustrate the risks of investing in the Fund. Before the Fund commenced operations on May 13, 2002, substantially all of the assets of a predecessor common trust fund (the "CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Fund were transferred to the Fund. The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. The first table compares the average annual total returns of the Fund's Trust Class and Class A Shares over time to those of the S&P 500 Index, an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. Please note that the performance figures for the Fund's shares in the bar chart and the first table do not reflect the impact of applicable taxes and represent the performance of the CTF through May 12, 2002, adjusted to reflect the Fund's estimated fees and expenses before waivers and/or reimbursements, and the performance of the Fund's shares thereafter. The CTF was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, was not subject to certain investment restrictions that might have adversely affected performance. The second table compares the average annual total returns of the Fund's Trust Class and Class A Shares to those of the S&P 500 Index for various periods since the date the Fund commenced operations as an investment company registered under the 1940 Act. These performance figures for the Fund's Trust Class Shares are shown before and after taxes. All performance figures reflect the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.



   After-tax performance is shown only for the Fund's Trust Class Shares. After-tax performance of the Fund's Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. In some instances, "Return Figures for After-Tax Distributions and Sale of Fund Shares" may be greater than the Fund's other figures because the investor is assumed to be able to use the capital loss from the sale of the Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]



   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST CLASS SHARES (*) Bar Chart in %

1996                                                                             18.34
1997                                                                             36.22
1998                                                                             18.14
1999                                                                              4.98
2000                                                                              1.52
2001                                                                             -4.46
2002                                                                            -22.48
2003                                                                             24.80
2004                                                                              8.14
2005                                                                              0.66


   The year-to-date total return of the Fund's Trust Class Shares as of 6/30/06 was 1.04%.


Best Quarter:          4Q 1998       18.90%
Worst Quarter:         3Q 2002      -17.57%

   (*) Reflects performance of the predecessor CTF through May 12, 2002.

   The returns for Class A Shares will differ from the returns for Trust Class Shares shown in the bar chart because of differences in fees and expenses of each Class.

   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)



                                                                        SINCE
                                                                      INCEPTION
      THE MULTI-CAP CORE EQUITY FUND  1 YEAR   5 YEARS   10 YEARS   (MAY 1, 1965)
      Trust Class Shares               0.66%    0.11%     7.40%         7.87%
      ---------------------------------------------------------------------------
      Class A Shares (with load)      -2.69%   -0.74%     6.82%         7.51%
      ---------------------------------------------------------------------------
      S&P 500 Index (2)                4.91%    0.54%     9.07%        10.26%



   (1) Reflects performance of the predecessor CTF through May 12, 2002.



   (2) The S&P 500 Index is an unmanaged index that does not include fees and expenses. Investors may not invest directly in the S&P 500 Index.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]


   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05



                                                           SINCE INCEPTION
      THE MULTI-CAP CORE EQUITY FUND              1 YEAR   (MAY 12, 2002)
      Trust Class Shares Returns Before Taxes      0.66%        3.49%
      --------------------------------------------------------------------
      Trust Class Shares Returns After Taxes on   -1.03%        2.87%
       Distributions
      --------------------------------------------------------------------
      Trust Class Shares Returns After Taxes on    2.69%        2.92%
       Distributions and Sale of Fund Shares
      --------------------------------------------------------------------
      Class A Shares (with load) Returns Before   -2.69%        2.02%
       Taxes
      --------------------------------------------------------------------
      S&P 500 Index (1)                            4.91%        6.62%



   (1) The S&P 500 Index is an unmanaged index that does not include fees and expenses. Investors may not invest directly in the S&P 500 Index.




   FEES AND EXPENSES



   This table
   describes the fees
   and expenses that
   you may pay if you
   buy and hold Shares
   of the Fund.

                            SHAREHOLDER FEES
                            (FEES PAID DIRECTLY FROM    CLASS A   TRUST CLASS
                            YOUR INVESTMENT)            SHARES     SHARES

                            Maximum sales charge
                            (load) imposed on
                            purchases (as a % of
                            offering price)              3.00%        None

                            ANNUAL FUND OPERATING
                            EXPENSES (EXPENSES THAT
                            ARE DEDUCTED FROM FUND      CLASS A   TRUST CLASS
                            ASSETS)                     SHARES     SHARES

                            Investment advisory fees     0.92%       0.92%
                            Distribution (12b-1) fees    0.25%        None
                            Other expenses               0.29%       0.29%
                            Total annual fund
                            operating expenses           1.46%       1.21%
                            Fee waiver(1)               -0.21%      -0.21%
                            Net annual fund operating
                            expenses(1)                  1.25%       1.00%

   (1) The Advisor has contractually agreed to waive its fees and assume expenses of the Fund to the extent necessary, through at least August 28, 2007, so that Fund expenses do not exceed 1.00% (excluding distribution (12b-1) fees). Shareholders will be notified if the Advisor continues to limit Fund expenses after that date. For the fiscal year ended April 30, 2006, the Advisor assumed certain Fund expenses pursuant to an undertaking, reducing net annual fund operating expenses to 1.25% and 1.00% for Class A Shares and Trust Class Shares, respectively.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

   EXAMPLE

   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes:

     - $10,000 investment

     - 5% annual return

     - no changes in the Fund's operating expenses, except that only the first year period reflects the current expense limitation

     - reinvestment of dividends and distributions

   The figures shown would be the same whether you sold your shares at the end of a period or kept them. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                            CLASS A   TRUST CLASS
                                                            SHARES      SHARES
                                     ONE YEAR AFTER
                                       PURCHASE             $  424      $  102
                                     THREE YEARS AFTER
                                       PURCHASE             $  728      $  363
                                     FIVE YEARS AFTER
                                       PURCHASE             $1,054      $  645
                                     TEN YEARS AFTER
                                       PURCHASE             $1,976      $1,447

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

                                THE CORE BOND FUND


    INVESTMENT OBJECTIVE         The Fund seeks as high a level of current
                                 income as is consistent with preservation
                                 of capital. This objective is
                                 non-fundamental and may be changed by the
                                 Board of Trustees without shareholder
                                 approval.

    PRINCIPAL                    The Fund normally invests 80% of its net
    INVESTMENT STRATEGIES        assets, plus any borrowings for
                                 investment purposes, in bonds. The Fund
                                 invests primarily in investment grade or
                                 comparable quality bonds, which are debt
                                 obligations issued by U.S. corporations
                                 or by the U.S. government, its agencies
                                 or instrumentalities.

                                 Investment grade debt obligations are
                                 securities rated, at the time of
                                 purchase, by a nationally recognized
                                 rating agency in one of the four highest rating categories or unrated securities determined by the Advisor to be of comparable quality. The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so.

                                 In managing the portfolio, the Advisor
                                 will employ an analysis of economic
                                 trends, particularly interest rate
                                 movements, yield spreads, inflation
                                 trends and corporate profit outlook. The
                                 Advisor diversifies the Fund's holdings
                                 among the sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.

                                 The Fund will normally have a dollar
                                 weighted average effective portfolio
                                 maturity of 3 to 10 years. Under normal
                                 market conditions, the Fund will have a
                                 duration of between 2.5 and 4.5 years,
                                 but could be higher or lower. Duration is a measure of how much the price of a bond would change compared to a change in market interest rates. Bonds with longer durations have higher risk and volatility.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]


                                 The Fund may also invest, under normal
                                 market conditions, up to 20% of its net
                                 assets in Yankee bonds, other
                                 dollar-denominated foreign securities or money market instruments.

                                 During temporary defensive periods as
                                 determined by the Advisor, the Fund may
                                 hold up to 100% of its total assets in
                                 money market instruments, such as U.S.
                                 government securities, short-term
                                 corporate debt obligations, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements.
                                 However, to the extent the Fund is so
                                 invested, it may not achieve its
                                 investment objective during that time.
                                 Uninvested cash reserves may not earn
                                 income.

                                 The Fund's annual portfolio turnover rate is expected to be lower than 100%.

    PRINCIPAL INVESTMENT         Investing in the Fund involves risks
    RISKS                        common to any investment in securities.
                                 By itself, the Fund does not constitute a
                                 balanced investment program.

                                 An investment in the Fund is not a bank
                                 deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                 The Fund will invest primarily in bonds
                                 and other fixed income securities, which present a lesser potential for capital appreciation than equity securities.
                                 There is no guarantee that the Fund will meet its objective. When you sell your shares in the Fund, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Fund.

                                 INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate.
                                 Generally, as interest rates rise, the
                                 value of the Fund's bond investments, and of its shares, will decline. In general, the shorter the effective maturity of a bond, the lower the risk of price fluctuation and the lower the return.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]


                          CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. This risk increases the lower the credit rating of an instrument or its issuer. Although the Fund will acquire bonds that carry investment grade credit ratings, obligations rated in the lowest investment grade rating category are considered to have speculative characteristics.



                          If an issuer of fixed income securities
                          defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money.



                          MARKET RISK. The market in general has ups and downs, which may affect the performance of any individual fixed income security. The Fund's overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate and liquidity conditions of such sectors.



                          SELECTION RISK. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other funds with similar objectives.



                          FOREIGN INVESTMENT RISK.  To the extent the
                          Fund invests in dollar-denominated foreign securities, it will be subject to risks generally associated with such foreign investments, such as political and financial instability, less liquidity and greater volatility, and lack of uniform accounting, auditing and financial reporting standards.



                          A further discussion of permissible investments for the Fund can be found in the SAI.




   WHO MAY WANT TO        Consider investing in The Core Bond Fund if
   INVEST?                you:



                          - are looking to add a monthly income component
                            to your portfolio



                          - are willing to accept some risks of price and
                            dividend fluctuations

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]

   PERFORMANCE INFORMATION


   The bar chart and tables shown illustrate the risks of investing in the Fund. Before the Fund commenced operations on May 13, 2002, substantially all of the assets of a predecessor CTF that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Fund were transferred to the Fund. The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. The first table compares the average annual total returns of the Fund's Trust Class and Class A Shares over time to those of the Merrill Lynch Government/Corporate 1-10 Year Index, an unmanaged index that is generally representative of short-to-intermediate U.S. government bonds and investment-grade corporate bonds. Please note that the performance figures for the Fund's shares in the bar chart and the first table do not reflect the impact of applicable taxes and represent the performance of the CTF through May 12, 2002, adjusted to reflect the Fund's estimated fees and expenses before waivers and/or reimbursements, and the performance of the Fund's shares thereafter. The CTF was not registered under the 1940 Act and therefore, was not subject to certain investment restrictions that might have adversely affected performance. The second table compares the average annual total returns of the Fund's Trust Class and Class A Shares to those of the Merrill Lynch Government/Corporate 1-10 Year Index for various periods since the date the Fund commenced operations as an investment company registered under the 1940 Act. These performance figures for the Fund's Trust Class Shares are shown before and after taxes. All performance figures reflect the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.



   After-tax performance is shown only for the Fund's Trust Class Shares. After-tax performance of the Fund's Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]



   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST CLASS SHARES (*) Bar Chart in %

1996                                                                             2.77
1997                                                                             6.59
1998                                                                             7.70
1999                                                                            -0.70
2000                                                                             9.45
2001                                                                             7.01
2002                                                                             7.53
2003                                                                             1.95
2004                                                                             2.30
2005                                                                             1.05


   The year-to-date total return of the Fund's Trust Class Shares as of 6/30/06 was -0.50%.


Best Quarter:          3Q 2001         4.82%
Worst Quarter:         2Q 2004        -2.68%

   (*) Reflects performance of the predecessor CTF through May 12, 2002.

   The returns for Class A Shares will differ from the returns for Trust Class Shares shown in the bar chart because of differences in fees and expenses of each Class.


   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)



      THE CORE BOND FUND                       1 YEAR   5 YEARS   10 YEARS
      Trust Class Shares                       1.05%     3.94%     4.52%
      --------------------------------------------------------------------
      Class A Shares (with load)               1.68%     3.15%     4.01%
      --------------------------------------------------------------------
      Merrill Lynch Government/Corporate 1-10  1.62%     5.43%     5.78%
        Year Index(2)


   (1) Reflects performance of the predecessor CTF through May 12, 2002.


   (2) The Merrill Lynch Government/Corporate 1-10 Year Index is an unmanaged index that does not include fees and expenses. Investors may not invest directly in the Index.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]


   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05



                                                               SINCE
                                                             INCEPTION
      THE CORE BOND FUND                          1 YEAR   (MAY 12, 2002)
      Trust Class Shares Returns Before Taxes      1.05%       3.27%
      -------------------------------------------------------------------
      Trust Class Shares Returns After Taxes on   -0.35%       1.70%
       Distributions
      -------------------------------------------------------------------
      Trust Class Shares Returns After Taxes on    0.69%       1.87%
       Distributions and Sale of Fund Shares
      -------------------------------------------------------------------
      Class A Shares (with load) Returns Before   -1.68%       2.32%
       Taxes
      -------------------------------------------------------------------
      Merrill Lynch Government/Corporate 1-10      1.62%       4.58%
       Year Index(1)



   (1) The Merrill Lynch Government/Corporate 1-10 Year Index is an unmanaged index and investors may not invest directly in the Index.





   FEES AND EXPENSES




   This table
   describes the fees
   and expenses that
   you may pay if you
   buy and hold Shares
   of the Fund.

                            SHAREHOLDER FEES
                            (FEES PAID DIRECTLY FROM    CLASS A   TRUST CLASS
                            YOUR INVESTMENT)            SHARES     SHARES

                            Maximum sales charge
                            (load) imposed on
                            purchases (as a % of
                            offering price)              2.50%        None
                            ANNUAL FUND OPERATING
                            EXPENSES (EXPENSES THAT
                            ARE DEDUCTED FROM FUND      CLASS A   TRUST CLASS
                            ASSETS)                     SHARES     SHARES
                            Investment advisory fees     0.70%       0.70%
                            Distribution (12b-1) fees    0.25%        None
                            Other expenses               0.30%       0.30%
                            Total annual fund
                            operating expenses           1.25%       1.00%
                            Fee waiver(1)               -0.22%      -0.22%
                            Net annual fund operating
                            expenses(1)                  1.03%       0.78%



   (1) The Advisor has contractually agreed to waive its fees and assume expenses of the Fund to the extent necessary, through at least August 28, 2007, so that Fund expenses do not exceed 0.78% (excluding distribution (12b-1) fees). Shareholders will be notified if the Advisor continues to limit Fund expenses after that date.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

   EXAMPLE
   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes:

     - $10,000 investment

     - 5% annual return

     - no changes in the Fund's operating expenses, except that only the first year period reflects the current expense limitation

     - reinvestment of dividends and distributions

   The figures shown would be the same whether you sold your shares at the end of a period or kept them. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                            CLASS A   TRUST CLASS
                                                            SHARES      SHARES
                                     ONE YEAR AFTER
                                       PURCHASE             $  352      $   80
                                     THREE YEARS AFTER
                                       PURCHASE             $  615      $  297
                                     FIVE YEARS AFTER
                                       PURCHASE             $  899      $  531
                                     TEN YEARS AFTER
                                       PURCHASE             $1,705      $1,205

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

                                THE FEDERAL MONEY FUND


    INVESTMENT OBJECTIVE         The Fund seeks as high a level of current
                                 income as is consistent with preservation
                                 of capital and maintenance of liquidity.
                                 This objective is non-fundamental and may
                                 be changed by the Board of Trustees
                                 without shareholder approval.

    PRINCIPAL                    The Fund invests in money market
    INVESTMENT STRATEGIES        obligations issued or guaranteed as to
                                 principal or interest by the U.S.
                                 government, its agencies or
                                 instrumentalities ("U.S. Government
                                 Securities"), the interest from which is
                                 generally exempt from state income
                                 taxation. You should consult your tax
                                 advisor to determine whether
                                 distributions from the Fund derived from
                                 interest on such obligations are exempt
                                 from state income taxation in your own
                                 state. The Fund may also enter into
                                 repurchase agreements fully
                                 collateralized by U.S. Government
                                 Securities. The Fund's investments may
                                 include variable and floating rate
                                 securities. Money market obligations are
                                 securities whose individual maturity is
                                 397 days or less. Under extraordinary
                                 circumstances, the Fund may hold cash or
                                 cash equivalents or U.S. Government
                                 Securities subject to state taxation.

                                 When selecting securities for the Fund's portfolio, the Sub-Advisor first considers safety of principal and the quality of an investment. The Sub-Advisor then focuses on generating a high level of income. The Sub-Advisor generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the
                                 Fund's interest rate sensitivity target
                                 and which the Sub-Advisor believes to be the best relative values.

                                 As a money market fund, the Fund
                                 maintains an average weighted portfolio
                                 maturity of 90 days or less and limits
                                 the maturity of each security in its
                                 portfolio to 397 days or less.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]




    PRINCIPAL INVESTMENT         Investing in the Fund involves risks
    RISKS                        common to any investment in securities.
                                 By itself, the Fund does not constitute a
                                 balanced investment program.

                                 An investment in the Fund is not a bank
                                 deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                 The Fund expects to maintain a net asset value of $1.00 per share, but there is no assurance that it will be able to do so on a continuous basis. There is no guarantee that the Fund will meet its objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                 SELECTION RISK.  Like all investment
                                 funds, the Fund is subject to the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market price for such securities are not guaranteed and will fluctuate.
                                 Certain U.S. Government Securities are
                                 backed by the right of the issuer to
                                 borrow from the U.S. Treasury, or are
                                 supported only by the credit of the
                                 issuer or instrumentality, including
                                 securities issued by the Federal National
                                 Mortgage Association ("Fannie Mae"),
                                 Federal Home Loan Mortgage Association
                                 ("Freddie Mac") and Government National
                                 Mortgage Association ("Ginnie Mae").
                                 While the U.S. government provides
                                 financial support to U.S.
                                 government-sponsored agencies or
                                 instrumentalities, no assurance can be
                                 given that it will always do so.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

                                 INTEREST RATE RISK. The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund's investments in debt securities. Typically, when interest rates rise, the value of most debt instruments goes down.
                                 When interest rates fall, the Fund's
                                 yield may decline as the short-term
                                 securities in the Fund's portfolio mature and the proceeds are reinvested in securities at the lower rate.



                                 INCOME RISK.  Income risk is the chance
                                 that falling interest rates will cause
                                 the Fund's income to decline. Income risk is generally higher for short-term debt instruments.



                                 A further discussion of permissible
                                 investments for the Fund can be found in the SAI.




    WHO MAY WANT TO INVEST?      Consider investing in The Federal Money
                                 Fund if you:
                                 - have a low risk tolerance
                                 - are seeking preservation of capital
                                 - are investing short-term reserves
                                 - are willing to accept lower potential
                                   returns in exchange for a higher degree
                                   of safety

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]

   PERFORMANCE INFORMATION

   The bar chart on this page shows you how the performance of the Fund's Trust Class Shares has varied from year to year. The table shows the Fund's average annual total returns over time since its inception. This information gives some indication of the risks of an investment in the Fund.

   Both the bar chart and the table assume reinvestment of dividends and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund's performance would have been lower.

   Of course, past performance does not indicate how the Fund will perform in the future.

   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR TRUST CLASS SHARES
   Bar Chart in %

2003                                                                             0.70
2004                                                                             0.89
2005                                                                             2.71


   The year-to-date total return of the Fund's Trust Class Shares as of 6/30/06 was 2.06%.



Best Quarter:          4Q 2005        0.87%
Worst Quarter:         1Q 2004        0.14%


   The returns for Class A Shares will differ from the returns for Trust Class Shares shown in the bar chart because of differences in fees and expenses of each Class.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]

   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05


                                                              SINCE
                                                            INCEPTION
      THE FEDERAL MONEY FUND                    1 YEAR    (MAY 13, 2002)
      Trust Class Shares                        2.71%         1.39%
      ------------------------------------------------------------------
      Class A Shares                            2.45%         1.14%


   As of April 30, 2006, the seven-day current and effective yields for the Class A Shares of the Fund were 3.96% and 4.04% respectively, and for the Trust Class Shares were 4.21% and 4.30% respectively. For current yield information you may call toll-free (888) 494-8510.

   FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

                            SHAREHOLDER FEES
                            (FEES PAID DIRECTLY FROM    CLASS A   TRUST CLASS
                            YOUR INVESTMENT)            SHARES     SHARES




                            Maximum sales charge
                            (load) imposed on
                            purchases (as a % of
                            offering price)               None        None

                            ANNUAL FUND OPERATING
                            EXPENSES (EXPENSES THAT
                            ARE DEDUCTED FROM FUND      CLASS A   TRUST CLASS
                            ASSETS)                     SHARES     SHARES

                            Investment advisory fees     0.20%       0.20%



                            Distribution (12b-1) fees    0.25%        None



                            Other expenses(1)            0.31%       0.31%



                            Total annual fund
                            operating expenses           0.76%       0.51%

                            Fee waiver(1)               -0.03%      -0.03%



                            Net annual fund operating
                            expenses(1)                  0.73%       0.48%



   (1) The Advisor has contractually agreed to waive its fees and assume expenses of the Fund to the extent necessary, through at least August 28, 2007, so that Fund expenses do not exceed 0.48% (excluding distribution (12b-1) fees). Shareholders will be notified if the Advisor continues to limit Fund expenses after that date.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                        [ICON]

   EXAMPLE

   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes:

     - $10,000 investment

     - 5% annual return

     - no changes in the Fund's operating expenses, except that only the first year period reflects the current expense limitation

     - reinvestment of dividends and distributions

   The figures shown above would be the same whether you sold your shares at the end of a period or kept them. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                            CLASS A   TRUST CLASS
                                                             SHARES     SHARES
                                     ONE YEAR AFTER
                                       PURCHASE              $ 75        $ 49
                                     THREE YEARS AFTER
                                       PURCHASE              $240        $161
                                     FIVE YEARS AFTER
                                       PURCHASE              $419        $282
                                     TEN YEARS AFTER
                                       PURCHASE              $939        $638

  FUND MANAGEMENT

               [ICON]

   INVESTMENT ADVISOR AND SUB-ADVISOR


   First Financial Capital Advisors LLC (the "Advisor"), a wholly owned subsidiary of First Financial Bancorp, located at 300 High Street, Hamilton, Ohio 45012, serves as investment advisor to the Funds. The Advisor manages the investment of the assets of each Fund and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected at its discretion. The Advisor was established using investment personnel of First Financial Bank (the "Bank").



   The Bank is also a wholly owned subsidiary of First Financial Bancorp and as of June 30, 2006 has assets in excess of $2.2 billion under management. It was founded in 1863 and is the 12th oldest national bank in the United States. It has been managing trust monies for over 40 years. Shares of the Funds are not guaranteed by the Bank nor are they insured by the FDIC.



   Munder Capital Management (the "Sub-Advisor"), 480 Pierce Street, Birmingham, Michigan 48009, is the investment sub-advisor for The Federal Money Fund. The Sub-Advisor supervises and directs the investments of The Federal Money Fund, places orders for the Fund's purchases and sales of securities, and maintains records relating to such purchases and sales. As of June 30, 2006, the Sub-Advisor had approximately $41.0 billion in assets under management, of which $10.0 billion were invested in money market or other short-term instruments.


   In return for these advisory services for the Funds' last fiscal year, each Fund paid the Advisor an annual investment advisory fee of:


                                                    AS A PERCENTAGE
                                                   OF AVERAGE DAILY
                                                      NET ASSETS*
                                            ------------------------------
     The Multi-Cap Core Equity Fund                      0.71%
                                            ------------------------------
     The Core Bond Fund                                  0.48%
                                            ------------------------------
     The Federal Money Fund                              0.17%**
    -----------------------------------------------------------------------



    * The fees shown are inclusive of fee waivers.


   ** The investment advisory fee for The Federal Money Fund includes sub-advisory fees paid to the Sub-Advisor.



   A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement with the Advisor and the sub-investment advisory agreement with the Sub-Advisor is included in the Trust's annual report for the fiscal year ended April 30, 2006.

  FUND MANAGEMENT

               [ICON]

   PRINCIPAL PORTFOLIO MANAGERS


   Dennis C. Dietz has been the Principal Portfolio Manager responsible for the day-to-day management of The Multi-Cap Core Equity Fund and The Core Bond Fund since the Funds' inception. Mr. Dietz has served as an officer of the Bank since 1979 and a First Vice President since 1999. The SAI provides additional information about Mr. Dietz's compensation, other accounts managed by Mr. Dietz, and Mr. Dietz's ownership of Fund shares.



   Cheryl Z. Germeroth is the Principal Portfolio Manager responsible for the day-to-day management of The Federal Money Fund. Ms. Germeroth is also responsible for the management and trading of other short-term fixed income portfolios, including mutual fund and cash management accounts managed by the Sub-Advisor. She joined the Sub-Advisor in 1995 and has been with Comerica Bank (which merged with the Sub-Advisor) since 1976.





   CO-ADMINISTRATOR AND DISTRIBUTOR



   BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, provides certain administrative services to the Funds pursuant to a co-administration agreement with the Trust, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant, transfer agent (the "Transfer Agent") and dividend paying agent of the Funds. BISYS Fund Services Limited Partnership ("BISYS LP" or the "Distributor"), an affiliate of BISYS located at 100 Summer Street, Suite 1500, Boston, MA 02210, acts as the Funds' distributor.





   CO-ADMINISTRATOR



   First Financial Capital Advisors LLC also provides certain administrative services to the Funds pursuant to a co-administration agreement with the Trust for which it receives an annual fee at the rate of 0.05% of each Fund's average daily net assets.





   DISCLOSURE OF PORTFOLIO HOLDINGS



   The Funds may provide information regarding portfolio holdings to service providers. A description of the policies and procedures with respect to the disclosure of portfolio security holdings is available in the Funds' SAI.

  SHAREHOLDER INFORMATION

                      [ICON]

   PRICING OF FUND SHARES

   --------------------------
   HOW NAV IS CALCULATED
   A Fund's per share Net
   Asset Value ("NAV") for
   each class of shares is
   calculated by adding the
   total value of the Fund's
   investments and other
   assets, subtracting its
   liabilities and then
   dividing that figure by
   the number of outstanding
   shares of the Fund
   attributable to such
   class:
             NAV =
   Total Assets - Liabilities
   --------------------------
     Number of Class Shares
          Outstanding



   --------------------------

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated (plus any applicable sales charge) after your order, completed application and full payment have been received in proper form by the Fund or its Transfer Agent. The Fund considers orders to be in "proper form" when all required documents are properly completed, signed and received.



THE FEDERAL MONEY FUND


The Federal Money Fund's NAV is expected to be constant at $1.00 per share, although its value is not guaranteed. The NAV generally is determined at 12:00 noon Eastern time on days the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Cleveland (the "FRBC") are open for regular business (a "business day"). The NYSE and the FRBC are closed on weekends, national holidays and Good Friday. In addition, The Federal Money Fund reserves the right to consider a business day any other day on which regular trading in money market instruments is taking place. The Federal Money Fund values its securities at their amortized cost. The amortized cost method involves valuing a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.


If you properly place a purchase order to buy shares of The Federal Money Fund, it must be received by 12:00 noon Eastern time in order to receive the NAV calculated at that time. If your order is received after 12:00 noon Eastern time, you will receive the NAV calculated on the next business day.

  SHAREHOLDER INFORMATION

                      [ICON]

    PRICING OF FUND SHARES
    CONTINUED

    THE MULTI-CAP CORE EQUITY FUND AND THE CORE BOND FUND

    The per share NAV for The Multi-Cap Core Equity Fund and The Core Bond Fund generally is determined and each Fund's shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time, on days both the NYSE and the FRBC are open. The NYSE and the FRBC are closed on weekends, national holidays and Good Friday. Foreign securities held by The Multi-Cap Core Equity Fund may trade on days when the Fund does not calculate its NAV and thus affect the Fund's NAV on days when investors will not be able to purchase or redeem Fund shares.



    If you properly place a purchase order to buy shares of The Multi-Cap Core Equity Fund or The Core Bond Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated after market close or 4:00 p.m. on that business day. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next business day.


    The Multi-Cap Core Equity and Core Bond Funds' securities, other than short-term debt obligations, are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. If valuations for investments (received from a pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its
    NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. The Board of Trustees will periodically evaluate the adequacy of the fair value procedures. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost, unless the Board determines that such method does not represent fair value.

  SHAREHOLDER INFORMATION

                      [ICON]

    PURCHASING AND ADDING TO YOUR SHARES


    You may purchase Trust and/or Class A Shares of the Funds through financial intermediaries who have executed agreements with the Distributor. These intermediaries may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


    The minimum initial investment amount for Class A Shares is $1,000. The subsequent minimum purchase amount for Class A Shares is $50. The minimum initial investment amount for Trust Class Shares is $1,500. There is currently no minimum requirement for subsequent purchases of Trust Class Shares. Trust Class Shares are available only to certain trust or institutional clients of the Advisor, the Bank or affiliates of First Financial Bancorp, as well as to clients of approved broker/dealers investing through a qualified wrap account.

    All purchases must be in U.S. dollars. A fee of up to $50 will be charged for any checks that do not clear. Third-party checks are not accepted.


    A Fund may waive its minimum purchase requirement and the Trust may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

  SHAREHOLDER INFORMATION

                      [ICON]

   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
   If purchasing through your investment representative, simply tell your investment representative that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   You can add to your account by using the convenient options described below. Each Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:

   BY MAIL

         BY REGULAR MAIL                      BY EXPRESS MAIL
         Legacy Funds Group                   Legacy Funds Group
         P.O. Box 182037                      c/o BISYS Fund Services
         Columbus, OH 43218-2037              3435 Stelzer Road
                                              Columbus, OH 43219

   For Initial Investment:


   1. Carefully read and complete the account application (the "Account Application"). Establishing your account privileges now saves you the inconvenience of having to add them later.



   2. Make check, bank draft or money order payable to "Legacy Funds Group" and include the name and share class of the appropriate Fund(s) on the check.



   3. Mail or deliver application and payment to the address listed above.


   For Subsequent Investment:

   1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:

      - Fund name

      - Share class

      - Amount invested

      - Account name and account number

   2. Make check, bank draft or money order payable to "Legacy Funds Group" and include your account number on the check.

   3. Mail or deliver investment slip or instructions and payment to the address above.

  SHAREHOLDER INFORMATION

                      [ICON]



   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank in order for you to purchase Fund shares electronically. Your bank or broker may charge for this service.


   Complete the electronic purchase option on your account application or call 1-888-494-8510. Your account can generally be set up for electronic purchases within 15 business days.

   Call 1-888-494-8510 to arrange a transfer from your bank account.

   BY WIRE TRANSFER

   Call 1-888-494-8510 to obtain a new account number and instructions for sending your Account Application and for instructing your bank to wire transfer your investment.

   Note: Your bank may charge a wire transfer fee.
   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

   AUTOMATIC INVESTMENT PROGRAM
   You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50. A minimum account balance of $1,000 must be maintained to be eligible to make automatic investments in the Funds.
   To invest regularly from your bank account:

    - Complete the Automatic Investment Plan portion on your Account Application Make sure you note:

    - Your bank name, address and account number
    - The amount you wish to invest automatically (minimum $50)
    - How often you want to invest (every month or 4 times a year)
    - Attach a voided personal check

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

  SHAREHOLDER INFORMATION

                      [ICON]

   SELLING YOUR SHARES

   You may sell your shares
   at any time. Your price
   will be the next NAV
   after your sell order is
   received in proper form
   by the Fund, the
   Transfer Agent or other
   authorized entity.
   Normally you will
   receive your proceeds
   within a week after your
   request is received. See
   section on "General
   Policies on Selling
   Shares" below.


   INSTRUCTIONS FOR SELLING YOUR SHARES

   If selling your shares through your investment representative, ask him or her for redemption procedures. Your investment representative may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE


   (Unless you have declined telephone sales privileges on your Account Application.)


     Call 1-888-494-8510 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares - Verifying Telephone Redemptions" below.)


     Please be advised that certain redemption requests must be submitted in writing. For a list of these transactions, please refer to "General Policies on Selling Shares - Redemptions in Writing Required" on page 33.


WITHDRAWING MONEY FROM YOUR FUND INVESTMENT


As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares and may result in a taxable event.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]



   INSTRUCTIONS FOR SELLING YOUR SHARES
   CONTINUED
   BY MAIL
   See "General Policies on Selling Shares -- Redemptions in Writing Required" below

   1. Call 1-888-494-8510 to request redemption forms or write:
      - your Fund and account number
      - amount you wish to redeem
      - address where your check should be sent
      - account owner signature

   2. Mail to: Legacy Funds Group, P.O. Box 182037, Columbus, OH 43218-2037



   BY OVERNIGHT SERVICE

   See "General Policies on Selling Shares -- Redemptions in Writing Required" below

   1. See "By Mail" instruction 1 above

   2. Send to Legacy Funds Group, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.



   BY WIRE TRANSFER


   You must indicate this option on your Account Application.



   Call 1-888-494-8510 to request a wire transfer. For The Multi-Cap Core Equity Fund and The Core Bond Fund, if you call by 4:00 p.m. Eastern time on a business day, your payment will normally be wired to your bank on the next business day. For The Federal Money Fund, if you call by 12:00 noon Eastern time on a business day, your payment will normally be wired to your bank on the same business day. Note: Your financial institution may also charge a separate fee.


                                   QUESTIONS?

                              Call 1-888-494-8510

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                       [ICON]

   INSTRUCTIONS FOR SELLING YOUR SHARES
   CONTINUED

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the ACH and must be a U.S. bank in order for you to redeem Fund shares electronically.



   Call 1-888-494-8510 to request an electronic redemption. If you call by 4:00 p.m. Eastern Standard time (12:00 noon Eastern Standard time for The Federal Money Fund), the NAV of your shares will normally be determined on the same business day. If you call after 4:00 p.m. Eastern time (12:00 noon Eastern time for The Federal Money Fund), the NAV of your shares will be determined on the next business day. Under normal circumstances, the proceeds should be credited within 7 days. Your bank may charge for this service.


   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum periodic withdrawal is $100. To activate this feature:

     - Call 1-888-494-8510 or check the appropriate box on the Account Application. Please include a voided personal check.

     - Your account must have a value of $10,000 or more to start withdrawals.

   REDEMPTION BY CHECK WRITING -- THE FEDERAL MONEY FUND

   You may write checks in amounts of $250 or more on your account in The Federal Money Fund as long as you maintain a minimum account balance of $1,000. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You may not close your Federal Money Fund account by writing a check.

  SHAREHOLDER INFORMATION

                      [ICON]

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").


   2. Redemption requests requiring a medallion signature guarantee, which include each of the following:

      - Redemptions over $100,000
      - Your account registration or the name(s) in your account has changed within the last 10 days
      - The check is not being mailed to the address on your account
      - The check is not being made payable to the owner of the account
      - The redemption proceeds are being transferred to another Fund account with a different registration.


   A medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program), but not from a notary public. Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.


   VERIFYING TELEPHONE REDEMPTIONS


   The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.


   REDEMPTIONS WITHIN 10 DAYS OF INITIAL INVESTMENT


   When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days from your purchase date). You can avoid this delay by purchasing shares with a federal funds wire.

  SHAREHOLDER INFORMATION

                      [ICON]

   GENERAL POLICIES ON SELLING SHARES
   CONTINUED


   DELAY OR SUSPENSION OF REDEMPTION REQUEST


   Payment for shares may be delayed or suspended under extraordinary circumstances as permitted by the Securities and Exchange Commission (the "SEC") in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular mail or express mail. Further payment for shares may be delayed when the NYSE and FRBC are closed or when trading on the NYSE or FRBC is restricted. Under applicable anti-money laundering and other federal regulations, redemptions may be suspended, restricted or canceled and the proceeds may be withheld.


   REDEMPTION IN KIND


   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, a redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.


   CLOSING OF SMALL ACCOUNTS


   In order to protect shareholders from undue costs, if your account falls (not as a result of market action) below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV. Please be advised this may result in a taxable event.


   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account.

  SHAREHOLDER INFORMATION

                      [ICON]


   MARKET TIMING POLICY



   The Funds are not designed for market timing strategies. IF YOU ENGAGE IN MARKET TIMING, DO NOT INVEST IN SHARES OF THE FUNDS. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and interfere with the efficient management of the Funds. Such practices may dilute the value of shares held by long-term shareholders, cause the Funds to maintain larger cash positions than would otherwise be necessary, increase brokerage commissions and administrative costs, and cause the Fund additional tax liability. The Funds therefore discourage frequent purchases and exchanges ("trading") by shareholders and they do not knowingly tolerate nor make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control.






   Shareholders are restricted from making more than two "round trips" within one month provided that there are no more than 10 round trips within two continuous calendar quarters. A round trip is defined as a purchase into the Multi-Cap Core Equity Fund or the Core Bond Fund followed by a redemption out of the same Fund and includes exchange purchases and exchange redemptions. All shares transacted will be treated on a "last in, first out" basis. If shareholders exceed either round trip restriction, either the shareholder or the intermediary will be notified that further purchases of any Fund have been suspended for a full calendar quarter period. Following the end of the calendar quarter, the shareholder may place purchase or exchange requests by written request only with respect to the applicable Funds. The Transfer Agent is not obligated to provide the shareholder or the intermediary an earlier warning notice of exceeding an internal threshold and approaching the last permitted trade. A shareholder who has exceeded the round trip policy for applicable Fund accounts shall be placed on a watch list for candidates for permanent revocation of telephonic purchase or exchange privileges with respect to other accounts held by the shareholder in Funds whose accounts were not the cause for the suspension.



   The round trip policy does not apply to the Funds' Automated Investment Program purchases and Systematic Withdrawal Plan redemptions. In addition, the round trip policy may be modified at the Funds' discretion for retirement plans to conform to plan exchange features and applicable law and regulation (for example, hardship withdrawals, rollovers, Roth IRA conversions, etc.) and for automated or pre-established exchange, asset allocation or dollar cost averaging programs. The Funds' round trip policy applies uniformly to all investors,

  SHAREHOLDER INFORMATION

                      [ICON]


   notwithstanding exceptions previously noted. However, some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party trading platforms/clearinghouses, maintain omnibus accounts in which they aggregate orders of multiple investors and forward these aggregated orders to the Funds. Because an omnibus account has aggregated trades which may involve transactions from other fund families having differing market timing policies, the Funds are limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts.



   WHILE THE FUNDS WILL WORK WITH INTERMEDIARIES TO ENFORCE THE ROUND TRIP POLICY OR ANOTHER FREQUENT TRADING POLICY (OF THE INTERMEDIARY), THERE IS NO GUARANTEE THAT ALL INSTANCES OF FREQUENT TRADING IN FUND SHARES, WHETHER OR NOT TRANSACTED THROUGH AN INTERMEDIARY, WILL BE PREVENTED OR THAT THE TRANSFER AGENT'S CONTROLS AND PROCEDURES WILL BE SUCCESSFUL TO IDENTIFY OR ANTICIPATE ANY PERSON, GROUP OR ACCOUNT ENGAGING IN ABUSIVE TRADING ACTIVITY OR TO CURTAIL THAT ACTIVITY. If the Funds detect a suspected market timing transaction or pattern of abusive trading, even if the above round trip limitations have not been reached, the Funds reserve the right, to (i) restrict or prohibit further purchases or exchanges and suspend or terminate telephonic redemption privileges at any time without prior notice and/or (ii) provide 60 day notice in requesting that the shareholder redeem all shares and close the account(s). NEITHER THE FUNDS, THE DISTRIBUTOR, THE ADVISOR NOR THE TRANSFER AGENT WILL BE HELD LIABLE FOR ANY LOSS RESULTING FROM (I) A REJECTED PURCHASE OR EXCHANGE ORDER OR (II) DELAY IN SUBMITTING A REDEMPTION ORDER DUE TO A REVOKED TELEPHONE PRIVILEGE.

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES


   Class A Shares of all Funds are subject to an annual distribution and shareholder servicing fee of 0.25% of the Fund's average daily net assets pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Funds' 12b-1 fees compensate the Funds' Distributor and other dealers and investment representatives for expenses relating to the sale and distribution of the Funds' shares and servicing shareholder accounts. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment in these Funds and may cost you more than paying other types of sales charges.



   Class A Shares of The Multi-Cap Equity Fund and The Core Bond Fund are subject to a maximum front-end sales charge of 3.00% and 2.50%, respectively. The Federal Money Fund is not subject to a front-end sales charge. (See below for description of calculation of sales charges.)

  SHAREHOLDER INFORMATION

                      [ICON]



   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CALCULATION OF SALES CHARGES

   Class A Shares of The Multi-Cap Core Equity Fund and The Core Bond Fund are sold at their public offering price. This price includes the front-end sales charges described above. Therefore, part of the money you invest in The Multi-Cap Core Equity Fund or The Core Bond Fund will be used to pay the sales charge. The remainder is invested in the respective Fund's Class A Shares. The sales charges decrease with larger purchases. There is no sales charge on reinvested dividends and distributions. The Trust will reallow the entire sales charge to selected broker/dealers for all sales with respect to which orders are placed.


   SALES CHARGES -- THE MULTI-CAP CORE EQUITY FUND

                                                     SALES CHARGE   SALES CHARGE
                                                      AS A % OF      AS A % OF
                                                         YOUR         OFFERING
       YOUR INVESTMENT                                INVESTMENT       PRICE
       ---------------                               ------------   ------------
        Up to $74,999                                    3.09%          3.00%
        $75,000 up to $199,999                           2.83%          2.75%
        $200,000 up to $499,999                          2.56%          2.50%
        $500,000 up to $999,999                          2.04%          2.00%
        $1,000,000 and above                             0.00%          0.00%

   SALES CHARGES -- THE CORE BOND FUND

                                                     SALES CHARGE   SALES CHARGE
                                                      AS A % OF      AS A % OF
                                                         YOUR         OFFERING
       YOUR INVESTMENT                                INVESTMENT       PRICE
       ---------------                               ------------   ------------
        Up to $74,999                                    2.56%          2.50%
        $75,000 up to $199,999                           2.30%          2.25%
        $200,000 up to $499,999                          2.04%          2.00%
        $500,000 up to $999,999                          1.78%          1.75%
        $1,000,000 and above                             0.00%          0.00%

  SHAREHOLDER INFORMATION

                      [ICON]


   CLASS A SHARES SALES CHARGE WAIVERS. The following classes of investors may purchase Class A Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Trust):





     - Officers, trustees, directors and advisory board members of the Trust and employees and retired employees of First Financial Bancorp and its affiliates, the Distributor and its affiliates and employees of the Advisor (and spouses, children and parents of each of the foregoing);


     - Investors for whom First Financial Bancorp and its affiliate banks with trust powers and correspondent banks or other financial institutions act in a fiduciary, advisory, custodial, agency, or similar capacity; and

     - Investors who purchase shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares or "wrap" type programs.


   In addition, the Trust may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Trust must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. The Trust may also periodically waive the sales charge for all investors with respect to a Fund.



   The above information on sales charges is not available on a Fund website, as the Funds do not currently maintain a website.

  SHAREHOLDER INFORMATION

                      [ICON]

   EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of the same class of another Fund of the Trust at NAV (see "Notes on Exchanges" below). No transaction fees are charged for exchanges.

   You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

   INSTRUCTIONS FOR EXCHANGING SHARES
   Exchanges may be made by sending a written request to Legacy Funds Group, P.O. Box 182037, Columbus, OH 43218-2037, or by calling 1-888-494-8510.
   Please provide the following information:

   - Your name and telephone number

   - The exact name on your account and account number

   - Taxpayer identification number (usually your Social Security number)

   - Dollar value or number of shares to be exchanged

   - The name of the Fund from which the exchange is to be made

   - The name of the Fund into which the exchange is being made


   See "Selling Your Shares" on page 30 for important information about telephone transactions.


   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges in a calendar quarter.

   NOTES ON EXCHANGES
   When exchanging from a Fund that has no sales charge to a Fund with a higher sales charge, you will pay the difference.

   The registration and tax identification numbers of the two accounts must be identical.


   The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days' notice to shareholders.


                                   QUESTIONS?

                              Call 1-888-494-8510

  SHAREHOLDER INFORMATION

                      [ICON]

   DIVIDENDS, DISTRIBUTIONS AND TAXES
   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on The Multi-Cap Core Equity Fund are declared and paid quarterly. Dividends on all other Funds are declared daily and paid monthly. Capital gains for all Funds typically are distributed annually, but may be distributed more frequently. All dividends and distributions will be automatically reinvested unless you request otherwise.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Taxes on capital gains distributions paid by the Funds will vary with the length of time the Fund has held the security, not how long you have invested in the Fund.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

   Some dividends may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may be subject to special withholding requirements.

   There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

  FINANCIAL HIGHLIGHTS

                   [ICON]


   The Financial Highlights Table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP whose report, for the period ended April 30, 2006, along with the Funds' financial statements, are included in the annual report, which is available upon request.

  FINANCIAL HIGHLIGHTS

                   [ICON]


                                             CHANGE IN NET ASSETS RESULTING
                                                    FROM OPERATIONS:
                                          -------------------------------------                  LESS DIVIDENDS FROM:
                                                                   NET REALIZED   CHANGE IN    ------------------------
                                                                       AND        NET ASSET                     NET
                                          NET ASSET                 UNREALIZED      VALUE                    REALIZED
                                           VALUE,        NET          GAINS       RESULTING       NET          GAINS
                                          BEGINNING   INVESTMENT   (LOSSES) ON       FROM      INVESTMENT   (LOSSES) ON
                                          OF PERIOD     INCOME      INVESTMENT    OPERATIONS     INCOME     INVESTMENTS
         CLASS A
         THE MULTI-CAP CORE EQUITY FUND
          Year Ended April 30, 2006        $10.54       $ 0.03        $ 1.12        $ 1.15      $ (0.03)      $(1.19)
          Year Ended April 30, 2005         10.34         0.03          0.28          0.31        (0.03)       (0.08)
          Year Ended April 30, 2004          8.40           --(d)       1.94          1.94           --           --
          Period Ended April 30, 2003(e)    10.00         0.01         (1.60)        (1.59)       (0.01)          --
         --------------------------------------------------------------------------------------------------------------
         THE CORE BOND FUND
          Year Ended April 30, 2006          9.79         0.32         (0.32)           --        (0.36)          --
          Year Ended April 30, 2005          9.94         0.34         (0.09)         0.25        (0.40)          --
          Year Ended April 30, 2004         10.32         0.44         (0.41)         0.03        (0.41)          --
          Period Ended April 30, 2003(e)    10.00         0.42          0.34          0.76        (0.44)          --
         --------------------------------------------------------------------------------------------------------------
         THE FEDERAL MONEY FUND
          Year Ended April 30, 2006        $1.000        0.031            --(d)      0.031       (0.031)          --
          Year Ended April 30, 2005         1.000        0.011            --         0.011       (0.011)          --
          Year Ended April 30, 2004         1.000        0.004            --(d)      0.004       (0.004)          --
          Period Ended April 30, 2003(e)    1.000        0.008            --(d)      0.008       (0.008)          --
         --------------------------------------------------------------------------------------------------------------
         TRUST CLASS
         THE MULTI-CAP CORE EQUITY FUND
          Year Ended April 30, 2006        $10.54       $ 0.06        $ 1.12        $ 1.18      $ (0.06)      $(1.19)
          Year Ended April 30, 2005         10.34         0.05          0.28          0.33        (0.05)       (0.08)
          Year Ended April 30, 2004          8.40         0.02          1.94          1.96        (0.02)          --
          Period Ended April 30, 2003(e)    10.00         0.03         (1.60)        (1.57)       (0.03)          --
         --------------------------------------------------------------------------------------------------------------
         THE CORE BOND FUND
          Year Ended April 30, 2006          9.78         0.34(h)      (0.32)(h)      0.02        (0.38)          --
          Year Ended April 30, 2005          9.94         0.36         (0.10)         0.26        (0.42)          --
          Year Ended April 30, 2004         10.32         0.40         (0.34)         0.06        (0.44)          --
          Period Ended April 30, 2003(e)    10.00         0.44          0.34          0.78        (0.46)          --
         --------------------------------------------------------------------------------------------------------------
         THE FEDERAL MONEY FUND
          Year Ended April 30, 2006         1.000        0.033            --(d)      0.033       (0.033)          --
          Year Ended April 30, 2005         1.000        0.014            --         0.014       (0.014)          --
          Year Ended April 30, 2004         1.000        0.006            --(d)      0.006       (0.006)          --
          Period Ended April 30, 2003(e)    1.000        0.011            --(d)      0.011       (0.011)          --
         --------------------------------------------------------------------------------------------------------------



         (a)  Total Return excludes sales charge on Class A.
         (b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
         (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
         (d)  Less than 0.005 per share.
         (e) For the period May 13, 2002 (commencement of operations) through April 30, 2003.
         (f)  Not annualized.
         (g)  Annualized.
         (h)  Calculated based on average shares outstanding.

                                                           RATIOS/SUPPLEMENTAL DATA:
                                           ----------------------------------------------------------
                                                      RATIO OF    RATIO OF    RATIO OF
                       NET                   NET      EXPENSES      NET       EXPENSES
         TOTAL        ASSET                ASSETS,       TO      INVESTMENT      TO
       DIVIDENDS     VALUE,                 END OF    AVERAGE    INCOME TO     AVERAGE
          AND        END OF      TOTAL      PERIOD      NET       AVERAGE        NET       PORTFOLIO
     DISTRIBUTIONS   PERIOD    RETURN(A)   (000'S)     ASSETS    NET ASSETS   ASSETS(B)   TURNOVER(C)
        $ (1.22)     $10.47      11.60%    $  8,784     1.25%       0.34%       1.46%        27.84%
          (0.11)      10.54       2.98%    $  9,609     1.25%       0.25%       1.53%        20.23%
             --       10.34      23.14%    $  9,214     1.24%      (0.08)%      1.51%        29.84%
          (0.01)       8.40     (15.87)%(f) $    759    1.24%(g)    0.28%(g)    1.54%(g)     13.46%
-----------------------------------------------------------------------------------------------------
          (0.36)       9.43      (0.02)%   $  3,901     1.03%       3.32%       1.25%        28.09%
          (0.40)       9.79       2.51%    $  3,986     1.03%       3.47%       1.31%        20.40%
          (0.41)       9.94       0.30%    $  4,055     1.02%       3.52%       1.35%        43.06%
          (0.44)      10.32       7.69%(f) $    431     1.02%(g)    4.12%(g)    1.32%(g)     14.76%
-----------------------------------------------------------------------------------------------------
         (0.031)      1.000       3.10%    $     18     0.73%       3.06%       0.76%          N/A
         (0.011)      1.000       1.11%    $     18     0.73%       1.12%       0.82%          N/A
         (0.004)      1.000       0.37%    $     17     0.72%       0.40%       0.82%          N/A
         (0.008)      1.000       0.81%(f) $     71     0.72%(g)    0.72%(g)    0.83%(g)       N/A
-----------------------------------------------------------------------------------------------------
        $ (1.25)     $10.47      11.90%    $322,462     1.00%       0.59%       1.21%        27.84%
          (0.13)      10.54       3.23%    $365,935     1.00%       0.51%       1.28%        20.23%
          (0.02)      10.34      23.38%    $379,674     0.99%       0.21%       1.26%        29.84%
          (0.03)       8.40     (15.70)%(f) $262,475    0.99%(g)    0.41%(g)    1.28%(g)     13.46%
-----------------------------------------------------------------------------------------------------
          (0.38)       9.42       0.23%    $153,213     0.78%       3.57%       1.00%        28.09%
          (0.42)       9.78       2.66%    $212,854     0.78%       3.73%       1.06%        20.40%
          (0.44)       9.94       0.55%    $236,293     0.77%       3.79%       1.05%        43.06%
          (0.46)      10.32       7.95%(f) $207,789     0.77%(g)    4.43%(g)    1.06%(g)     14.76%
-----------------------------------------------------------------------------------------------------
         (0.033)      1.000       3.36%    $ 63,941     0.47%       3.33%       0.51%          N/A
         (0.014)      1.000       1.36%    $ 65,709     0.48%       1.35%       0.56%          N/A
         (0.006)      1.000       0.62%    $ 74,005     0.47%       0.62%       0.57%          N/A
         (0.011)      1.000       1.06%(f) $ 89,302     0.47%(g)    1.10%(g)    0.57%(g)       N/A
-----------------------------------------------------------------------------------------------------

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORT:


The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal period.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including each Fund's operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


You can get free copies of the SAI, Annual Report or Semi-Annual Reports, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:


                      LEGACY FUNDS GROUP
                      3435 STELZER ROAD
                      COLUMBUS, OHIO 43219
                      TELEPHONE: 1-888-494-8510


The Funds' SAI, Annual Report and Semi-Annual Report are not available on a Fund website, as the Funds do not currently maintain a website.


You can review the Funds' SAI at the Public Reference Room of the Securities and Exchange Commission. You can receive text-only copies:


- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by e-mail to publicinfo@sec.gov.



- Free from the Commission's Website at http://www.sec.gov.



LFG-0002-06


Investment Company Act file no. 811-10569.

                       STATEMENT OF ADDITIONAL INFORMATION


                               LEGACY FUNDS GROUP



                         THE MULTI-CAP CORE EQUITY FUND
                               THE CORE BOND FUND
                             THE FEDERAL MONEY FUND



                                 AUGUST 28, 2006



This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Legacy Funds Group (the "Funds" or "Trust") Prospectus, dated August 28, 2006, as it may be revised from time to time. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge by writing to the Funds, at 3435 Stelzer Road, Columbus, Ohio 43219; or by calling the Funds at 1-888-494-8510.



The most recent Annual Report and Semi-Annual Report to Shareholders for The Multi-Cap Core Equity Fund, The Core Bond Fund and The Federal Money Fund, each a series of the Trust, are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

                                TABLE OF CONTENTS



Investment Policies ......................................................     3
Description of Securities and Investment Practices .......................     4
Investment Restrictions ..................................................    12
Codes of Ethics ..........................................................    13
Management of the Funds ..................................................    14
Disclosure of Portfolio Holdings .........................................    22
Distribution of Fund Shares ..............................................    23
Rule 12b-1 Distribution Plan .............................................    23
Proxy Voting Policies ....................................................    24
Prior and Comparative Performance ........................................    24
Additional Purchase and Redemption Information ...........................    25
Determination of Net Asset Value .........................................    26
Portfolio Transactions ...................................................    27
Federal Income Taxes .....................................................    29
Shares of Beneficial Interest ............................................    31
Other Information ........................................................    32
Custodian ................................................................    32
Independent Registered Public Accounting Firm and Counsel ................    32
Appendix .................................................................   A-1

                               INVESTMENT POLICIES


     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. Each Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets (100% with respect to The Federal Money Fund), the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a non-fundamental policy of the Fund and may be changed by the Trust's Board of Trustees without the approval of the Fund's shareholders. All other investment restrictions, other than the fundamental investment restrictions listed under "Investment Restrictions," described in the Prospectus or this SAI may be changed by the Trust's Board of Trustees.



     THE MULTI-CAP CORE EQUITY FUND. The Multi-Cap Core Equity Fund (the "Equity Fund") pursues its objective as described in the Prospectus by investing primarily in equity securities of companies of all market capitalizations. The Equity Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, convertible securities and preferred stocks of both domestic and foreign issuers. The Equity Fund may also purchase dividend-paying stocks of particular issuers when the issuer's dividend record may, in the opinion of First Financial Capital Advisors LLC (the "Advisor"), have a favorable influence on the securities' market value. Although the Equity Fund does not limit its investments to a particular size of company, it focuses on mid to large capitalization companies. Mid capitalization companies are defined as those with market capitalizations in excess of $1.5 billion at the time of purchase. Large capitalization companies are defined as those with market capitalizations in excess of $7.5 billion at the time of purchase.



     Under normal conditions, up to 20% of the Equity Fund's net assets may be invested in money market instruments or held in cash. When warranted by business or financial conditions, or when, in the opinion of the Advisor, it is in the best interests of the Equity Fund, the Equity Fund may for temporary defensive purposes invest up to 100% of its total assets in U.S. government securities or, subject to a 25% industry concentration limitation, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated in the fourth highest rating category or better by at least two nationally recognized statistical rating organizations ("NRSROs").



     THE CORE BOND FUND. The Core Bond Fund (the "Bond Fund") pursues its objective as described in the Prospectus by investing primarily in securities issued by U.S. corporations or by the U.S. government, its agencies and instrumentalities. The Bond Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade or comparable quality bonds, which are debt obligations issued by U.S. corporations or by the U.S. government, its agencies or instrumentalities. Investment grade debt obligations are securities rated, at the time of purchase, by an NRSRO in one of the four highest rating categories or unrated securities determined by the Advisor to be of comparable quality. The Bond Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so.



     The Bond Fund may also invest, under normal market conditions, up to 20% of its net assets in Yankee bonds, other dollar-denominated foreign securities or money market instruments.



     THE FEDERAL MONEY FUND. The Federal Money Fund (the "Money Fund") pursues its objective as described in the Prospectus by investing in money market obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), the interest from which is generally exempt from state income taxation. The Money Fund may also enter into repurchase agreements fully collateralized by U.S. Government Securities. Under extraordinary circumstances, the Money Fund may hold cash or cash equivalents or U.S. Government Securities subject to state taxation. These securities have remaining maturities not exceeding 397 days. High quality money market obligations are securities which, at the time of purchase, possess the highest short-term rating from at least two NRSROs, or one NRSRO if only rated by one NRSRO, or if unrated, are determined by the Advisor to be of comparable quality. The Money Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days.

     If a security held by the Money Fund is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Money Fund's Advisor or Munder Capital Management (the "Sub-Advisor") must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Money Fund. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Money Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the Prospectus and in this SAI.



     From time to time, the Money Fund may hold temporarily cash or cash equivalents.


               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. GOVERNMENT SECURITIES (All Funds). The Funds may invest in all types of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, including money market obligations issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations") with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. government agencies or which are supported by the full faith and credit pledge of the U.S. government. In the case of U.S. government obligations which are not backed by the full faith and credit pledge of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies or instrumentalities, and participation in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. government (such as Government Trust Certificates).


     DOMESTIC AND FOREIGN BANK OBLIGATIONS (The Equity and Bond Funds). Although neither of these Funds currently intends to invest in foreign bank obligations, each is permitted to invest in both domestic and foreign bank obligations. These obligations include, but are not restricted to, certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds limit their investments in U.S. bank obligations to obligations of U.S. banks (including U.S. branches of foreign banks). The Funds limit their investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches of foreign banks) which, in the opinion of the Advisor, are of an investment quality comparable to obligations of U.S. banks which may be purchased by the Funds. The Funds will not invest in any obligations issued by the Advisor or the Advisor's parent.


     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 10% of the value of the total assets of a Fund.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities, as are U.S. banks, and such branches may not be subject to reserve requirements.



     COMMERCIAL PAPER (The Equity and Bond Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.



     CORPORATE DEBT SECURITIES (The Equity and Bond Funds). Each of these Funds may invest in obligations of U.S. corporations, U.S. dollar-denominated debt obligations of foreign issuers and those described below under "Foreign Securities and American Depositary Receipts." Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. Bank obligations include, but are not limited to certificates of deposit, bankers' acceptances, and fixed time deposits. The Advisor, in choosing corporate debt securities on behalf of a Fund will evaluate each issuer based on: (i) general economic and financial conditions; (ii) the specific issuer's:
(a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions to such issuer's country; and (iii) other considerations the Advisor deems appropriate. Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities (see "Foreign Securities and American Depositary Receipts" below for more details).



     High-quality and medium-quality debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its Advisor or Sub-Advisor to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this SAI contains further information about the rating categories of NRSROs and their significance. The Bond Fund anticipates investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by the NRSROs. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.



     UNRATED INVESTMENTS (The Bond and Money Funds). Each of these Funds may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund in accordance with procedures adopted by the Board of Trustees. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. In the case of the Money Fund, to the extent required under Rule 2a-7 of the 1940 Act, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders.



     LETTERS OF CREDIT (The Bond Fund). The Fund may purchase debt obligations backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Such banks, savings and loan associations and insurance companies must be, in the opinion of the Advisor, of investment quality comparable to other permitted investments of the Fund.

     REPURCHASE AGREEMENTS (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Funds will enter into repurchase agreements only with dealers, domestic banks (members of the Federal Reserve System having total assets in excess of $500 million) or recognized financial institutions which, in the opinion of the Advisor or Sub-Advisor, present minimal credit risks. Each Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the seller. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreements will always be less than one year. A Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements are considered loans by the Fund that enters into them. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities, more than 15% (10% with the respect to the Money Fund) of the net assets of the Fund would be so invested.



     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds). The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments, which provide that such Fund will not receive the principal note amount within seven days' notice, in combination with a Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% (10% with respect to the Money Fund) of that Fund's net assets.



     The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in the Prospectus for short term debt securities.



     FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS ("ADRS") (The Equity and Bond Funds). ADRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are designed for use in the domestic securities market. The Equity Fund intends to invest less than 20% of its net assets in ADRs. The Bond Fund may invest directly in certain U.S. dollar-denominated debt securities of foreign issuers. The foreign debt securities in which the Bond Fund may invest include securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). The Bond Fund's investment in foreign debt securities is limited to 20% of its net assets.

     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.


     Investments in foreign securities and ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers, including through ADRs, are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect the value of the particular security or ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. In addition, with respect to all ADRs, there is always the risk of loss due to currency fluctuations.


     WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS (All Funds). The Funds may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. Each Fund will segregate cash or other liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.


     MORTGAGE-RELATED SECURITIES (The Bond and Money Funds). Although none of the Funds intends to invest in mortgage-related securities, each of these Funds may, consistent with its respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.



     Mortgage-related securities, for purposes of the Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA"), and government-related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since, in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages; and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.


     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Treasury. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. government to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.



     In addition to Ginnie Maes, Fannie Maes or Freddie Macs, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Bond Fund also may invest in mortgage pass-through securities, where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return of POs could be adversely affected. The Bond Fund will treat IOs and POs as illiquid securities except for IOs and POs issued by the U.S. government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Advisor.



     The Bond Fund may also invest in certain Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"), which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and prepaid principal on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. When purchasing CMOs or REMICs, the Advisor will use the actual maturity date, average life calculation and structure of the CMO or REMIC to determine the effective maturity. To the extent a particular CMO or REMIC is issued by an investment company, the Fund's ability to invest in such CMOs or REMICs will be limited. The Fund will not invest in the residual interests of REMICs.


     The Advisor expects that new types of mortgage-related securities may be developed and offered to investors. The Advisor will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate, or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.



     Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, a Fund's share values will fluctuate, and there can be no assurance that the Fund's investment objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.



     ILLIQUID SECURITIES (All Funds). Each Fund has adopted a non-fundamental policy with respect to investments in illiquid securities under which the Fund may not invest more than 15% (10% for the Money Fund) of its net assets in the aggregate in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the Advisor pursuant to procedures adopted by the Board.



     Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities, such as institutional commercial paper, will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     The Advisor will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Advisor; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Advisor; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Advisor deems relevant.


     SMALL CAP COMMON STOCKS (The Equity Fund). To the extent the Equity Fund invests in the common stock of "smaller" companies, such investment generally entails greater risk and volatility than investing in large, well-established companies. The securities of small capitalization companies may offer greater potential for capital appreciation than the securities of larger companies since they may be overlooked by investors or undervalued in relation to their earnings power. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies; thus, their securities tend to trade less frequently than those of larger companies, which can adversely affect the pricing of these securities and the Fund's ability to sell these securities when the Advisor deems it appropriate. However, these securities may provide greater opportunities for long-term capital appreciation as a result of relative inefficiencies in the marketplace.



     MID CAP COMMON STOCKS (The Equity Fund). Investing in the common stocks of mid-sized companies generally entails greater risk and volatility than investing in large, well-established companies. However, mid-sized companies seem to offer unique competitive advantages because, unlike companies listed on the S&P 500 Index, these companies are still in the developmental stages of their life cycle and are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, in comparison with smaller companies, mid-sized companies tend to have more diversified products, markets, and better financial resources. Furthermore, mid-cap companies have a more defined organizational structure and a plan for management succession. Finally, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.



     CONVERTIBLE SECURITIES (The Equity Fund). The Equity Fund may purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by S&P, "Baa" by Moody's, or, if unrated, judged by the Advisor to be of comparable quality. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and, thus, may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


     The Fund may invest in convertible securities when it appears to the Advisor that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Advisor places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Securities rated less than "A" by S&P or Moody's may have speculative characteristics. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See the Appendix for an explanation of different rating categories.

     In selecting convertible securities for the Fund, the Advisor relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund may purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Advisor, the risk of default is outweighed by the potential for capital appreciation.

     The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Advisor has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Advisor will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.


     INVESTMENT COMPANY SECURITIES (All Funds). Each Fund may invest in securities issued by other investment companies, including for the Equity Fund, participation in equity indices such as Standard & Poor's Depositary Receipts ("SPDRs") and Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq 100 Shares") described below. Such securities will be acquired by the Funds: (i) within the limits prescribed by the 1940 Act, which include, subject to certain exemptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities in the aggregate or more than 5% of its total assets in the securities of any one investment company, or holding more than 3% of the securities of any investment company; and (ii) pursuant to an exemptive order received from the United States Securities and Exchange Commission (the "SEC") allowing the Equity and Bond Funds to invest certain cash balances in the Money Fund, as described more fully below. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies, including operating costs, and investment advisory and administrative fees.



     EXCHANGE-TRADED FUNDS ("ETFS") (The Equity Fund). The Fund may invest in shares of ETFs, which are designed to provide investment results corresponding to a securities index. These may include SPDRs, DIAMONDS, Nasdaq 100 Shares and iShares exchange-traded funds ("iShares"). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.



     The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.



     AFFILIATED MONEY MARKET FUND (The Equity and Bond Funds). Pursuant to an order received from the SEC, the Trust received an exemption from certain restrictions under the 1940 Act which permit the Funds to invest their uninvested cash and any cash collateral received through securities lending programs in the Money Fund, an affiliated money market mutual fund, and to so invest in excess of the limits in Section 12(d)(1)(A) and (B) of the 1940 Act. With respect to uninvested cash, the Funds may invest up to 25% of their assets in the Money Fund. The Funds may invest their cash collateral in the Money Fund without limit.

     SECURITIES LENDING (All Funds). Upon approval of the Board of Trustees, each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash, U.S. government securities, or other high quality debt instruments. This collateral must be valued daily; and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities. Loans will be subject to termination by a Fund or the borrower at any time. While a Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Each Fund will limit securities loans to 33-1/3% of the value of its total assets.



     PORTFOLIO TURNOVER. Purchases and sales are made for the Funds whenever necessary, in the Advisor's opinion, to meet each Fund's objective. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. Portfolio turnover may involve the payment by the Funds of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which will increase the Fund's total operating expenses. Increased portfolio turnover may increase the likelihood of additional capital gains for the Fund. It is not anticipated that the annual portfolio turnover rate will exceed 100% for each of the Equity Fund and the Bond Fund.


                             INVESTMENT RESTRICTIONS


     Under normal circumstances, the Equity Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics). Under normal circumstances, the Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics). The Trust has adopted a policy to provide shareholders with at least 60 days' prior notice of any change in a Fund's policy to so invest 80% of the Fund's assets.



     The following investment restrictions are fundamental policies of all Funds, except as noted. Fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "Shares of Beneficial Interest" in this SAI).


     None of the Funds, except where indicated, may:

     (1) purchase a security if, as a result, 25% or more of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;

     (2) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (3) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements;


     (4) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that a Fund may enter into financial futures contracts and may write call options and purchase call and put options on futures contracts as consistent with the Fund's investment objective and policies;



     (5) issue senior securities or otherwise borrow, except that a Fund may borrow from banks up to 33-1/3% of the current value of its total assets and these borrowings may be secured by the pledge of up to 33-1/3% of the current value of its total assets; and provided further that a Fund may acquire when-issued securities, enter into other forward contracts to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks-to-market daily such collateral); or



     (6) with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of any issuer, provided however, the Money Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.



     In addition, the Funds are subject to the following non-fundamental limitations, which may be changed by the Board of Trustees without the vote of shareholders. None of the Funds, except where indicated, may:


     (1) write or sell options, call options, straddles, spreads or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts, options on futures contracts and similar investments;

     (2) purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies: (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments; and (b) it may obtain short-term credit as may be necessary for the clearance or purchase and sales of portfolio securities;

     (3) purchase securities of companies for the purpose of exercising control; or


     (4) invest more than 15% (10% with respect to the Money Fund) of its net assets in illiquid securities.


     If any percentage limitation described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, with respect to fundamental policy number 5 above, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess. In addition, should a change in net asset value or other external events cause the Fund's investments in illiquid securities to exceed the limitation set forth in the Fund's Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

                                 CODES OF ETHICS


     The Trust, Advisor, Sub-Advisor and BISYS Fund Services Limited Partnership (the "Distributor" or "BISYS LP") (each, a "17j-1 Organization") have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent affiliated persons of the Trust, Advisor, Sub-Advisor and Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds, which also may be held by the 17j-1 Organization and their personnel subject to the Code.

                             MANAGEMENT OF THE FUNDS

     TRUSTEES AND OFFICERS. The Trust's Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are marked with an asterisk "*".


                                                                                  NUMBER OF
                                                                PRINCIPAL        PORTFOLIOS            OTHER
                          POSITION(S)   TERM OF OFFICE;       OCCUPATION(S)        IN FUND       DIRECTORSHIPS(1)
                           HELD WITH     TERM SERVED IN       DURING PAST 5        COMPLEX            HELD BY
 NAME, ADDRESS, AND AGE      TRUST           OFFICE               YEARS           OVERSEEN            TRUSTEE
-----------------------   -----------   ---------------   --------------------   ----------   ----------------------
Walter B. Grimm*          Trustee       Indefinite;       Retired; from June          3       American Performance
c/o Legacy Funds Group                  Since:            1992 to December                    Funds (16 portfolios),
3435 Stelzer Road                       January 2002      2005, employee of                   Trustee; Coventry
Columbus, OH 43219                                        BISYS Fund Services,                Funds Trust (5
Age 61                                                    Inc.                                portfolios), Trustee;
                                                                                              The Coventry Group (15
                                                                                              portfolios), Trustee;
                                                                                              Performance Funds
                                                                                              Trust (11 portfolios),
                                                                                              Trustee

Mark W. Immelt*           President,    Indefinite;       From December 2005          3       None
c/o Legacy Funds Group    Chief         Since:            to present,
3435 Stelzer Road         Executive     August 2005 (as   Executive Vice
Columbus, OH 43219        Officer and   President and     President of First
Age 60                    Trustee       Chief Executive   Financial Bancorp
                                        Officer;          Wealth Resources
                                        January 2002      Group; from March
                                        (as Trustee)      2001 to present,
                                                          Chairman, President
                                                          and CEO of First
                                                          Financial Capital
                                                          Advisors LLC; from
                                                          December 1999 to May
                                                          2005, President and
                                                          CEO of First
                                                          Financial Bank,
                                                          N.A.; from December
                                                          1996 to May 2005,
                                                          Senior Vice
                                                          President of First
                                                          Financial Bancorp.

William E. Karnatz, Sr.   Trustee       Indefinite;       Attorney at Law,            3       None
c/o Legacy Funds Group                  Since:            Thompson Hine LLP.
3435 Stelzer Road                       January 2002
Columbus, OH 43219
Age 68

                                                                                  NUMBER OF
                                                                PRINCIPAL        PORTFOLIOS            OTHER
                          POSITION(S)   TERM OF OFFICE;       OCCUPATION(S)        IN FUND       DIRECTORSHIPS(1)
                           HELD WITH     TERM SERVED IN       DURING PAST 5        COMPLEX            HELD BY
 NAME, ADDRESS, AND AGE      TRUST           OFFICE               YEARS           OVERSEEN            TRUSTEE
-----------------------   -----------   ---------------   --------------------   ----------   ----------------------
James A. Kingsbury        Trustee       Indefinite;       From April 2004 to          3       None
c/o Legacy Funds Group                  Since:            present, Executive
3435 Stelzer Road                       January 2002      Director of
Columbus, OH 43219                                        University Hospital
Age 61                                                    Health Alliance;
                                                          from 1998 to
                                                          present, Senior Vice
                                                          President of the
                                                          Health Care Alliance
                                                          of Greater
                                                          Cincinnati; from
                                                          April 1987 to April
                                                          2004, President and
                                                          CEO, Fort Hamilton
                                                          Healthcare Corp.

James W. Schultz          Chairman      Indefinite;       Retired since 1998.         3       None
c/o Legacy Funds Group    and Trustee   Since:
3435 Stelzer Road                       May 2006 (as
Columbus, OH 43219                      Chairman);
Age 63                                  January 2002
                                        (as Trustee)



                                            TERM OF                                          NUMBER OF
                          POSITION(S)       OFFICE;                                          PORTFOLIOS
                           HELD WITH      TERM SERVED        PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX
NAME, ADDRESS, AND AGE       TRUST         IN OFFICE           DURING PAST 5 YEARS            OVERSEEN
----------------------   -------------   -------------   ------------------------------   ---------------
Kerry Reilly             Secretary       Indefinite;     From January 2006 to present,           3
100 Summer Street,                       Since:          employee of BISYS Fund
Suite 1500                               February 2006   Services, Inc.; from June 2004
Boston, MA 02110                                         to May 2005, employee of
Age 41                                                   CitiStreet LLC; from June 1987
                                                         through October 2001, employee
                                                         of Fidelity Investments.

Trent M. Statczar        Treasurer       Indefinite;     From June 1993 to present,              3
3435 Stelzer Road                        Since:          employee of BISYS Fund
Columbus, OH 43219                       May 2002        Services, Inc.
Age 34

George Stevens           Chief           Indefinite;     From September 1996 to                  3
3435 Stelzer Road        Compliance      Since:          present, employee of BISYS
Columbus, OH 43219       Officer and     August 2004     Fund Services, Inc..
Age 55                   Anti-Money
                         Laundering
                         Officer

                                            TERM OF                                          NUMBER OF
                          POSITION(S)       OFFICE;                                          PORTFOLIOS
                           HELD WITH      TERM SERVED        PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX
NAME, ADDRESS, AND AGE       TRUST         IN OFFICE           DURING PAST 5 YEARS            OVERSEEN
----------------------   -------------   -------------   ------------------------------   ---------------
Alaina V. Metz           Assistant       Indefinite;     From June 1995 to present,              3
3435 Stelzer Road        Treasurer       Since:          employee of BISYS Fund
Columbus, OH 43219                       January 2002    Services, Inc.
Age 39



(1) Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.



     As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of Trustees who are not "interested persons" of the Trust will be made by such disinterested Trustees. See "Rule 12b-1 Distribution Plan" in this SAI.



     Messrs. Karnatz, Kingsbury and Schultz constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent registered public accounting firm, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of the independent registered public accounting firm for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Audit Committee meets periodically, as necessary, and met twice during the most recently completed fiscal year.



     Messrs. Karnatz, Kingsbury and Schultz constitute the Trust's Nominating Committee. The Trust's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Trust and its shareholders. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee met once during the most recently completed fiscal year.



     The Trust's Pricing Committee is comprised of employees of the Advisor or its affiliates, including the Advisor's Chief Investment Officer and President, and such other persons as may be appointed by the Board from time to time, as well as the Funds' Treasurer, acting in an ex-officio and consulting capacity. The function of the Pricing Committee is to assist in valuing the Funds' investments. The Pricing Committee had no meetings during the most recently completed fiscal year.



            OWNERSHIP OF SHARES OF THE TRUST AS OF DECEMBER 31, 2005



                                                                                  (3)
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                       (2)                    SECURITIES AND/OR SHARES IN ALL REGISTERED
        (1)             DOLLAR RANGE OF EQUITY SECURITIES      INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  NAME OF TRUSTEE          AND/OR SHARES IN THE FUNDS              IN FAMILY OF INVESTMENT COMPANIES
  ---------------    --------------------------------------   ------------------------------------------
Walter B. Grimm      None                                     None
Mark W. Immelt       $10,001-$50,000                          $10,001-$50,000

                                                                                  (3)
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                       (2)                    SECURITIES AND/OR SHARES IN ALL REGISTERED
        (1)             DOLLAR RANGE OF EQUITY SECURITIES      INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  NAME OF TRUSTEE          AND/OR SHARES IN THE FUNDS              IN FAMILY OF INVESTMENT COMPANIES
  ---------------    --------------------------------------   ------------------------------------------
                     Class A -- Multi -Cap Core Equity Fund

William E. Karnatz   $1-$10,000                               $1--$10,000
                     Class A - Multi-Cap Core Equity Fund

James A. Kingsbury   None                                     None

James W. Schultz     $10,001-$50,000                          $10,001-$50,000
                     Class A -- Multi -Cap Core Equity Fund



OWNERSHIP IN THE TRUST'S INVESTMENT ADVISOR(1), SUB-ADVISOR(2) OR DISTRIBUTOR(3)
 BY TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
                          TRUST AS OF DECEMBER 31, 2005


                             (2)
                     NAME OF OWNERS AND                           (4)            (5)
        (1)           RELATIONSHIPS TO          (3)         TITLE OF CLASS    VALUE OF           (6)
  NAME OF TRUSTEE          TRUSTEE        NAME OF COMPANY     OF SECURITY    SECURITIES   PERCENT OF CLASS
  ---------------    ------------------   ---------------   --------------   ----------   ----------------
William E. Karnatz           N/A                N/A               N/A            N/A             N/A
James A. Kingsbury           N/A                N/A               N/A            N/A             N/A
James W. Schultz             N/A                N/A               N/A            N/A             N/A

(1)  First Financial Capital Advisors LLC.

(2)  Munder Capital Management.


(3)  BISYS LP.


     Trustees of the Trust who are not affiliated with the Distributor or the Advisor receive from the Trust the following fees:

ANNUAL FEE   REGULAR OR SPECIAL IN-PERSON MEETING FEE   OTHER TELEPHONIC MEETINGS
----------   ----------------------------------------   -------------------------
$2,000                        $1,750                               $500

          The table below sets forth the compensation received by each Trustee from the Trust for the fiscal year ended April 30, 2006. Trustees who are affiliated with the Distributor or the Advisor do not receive compensation from the Trust, but all Trustees are reimbursed for out-of-pocket expenses relating to attendance at Board meetings.



                                       PENSION OR
                                       RETIREMENT                            TOTAL
                       AGGREGATE    BENEFITS ACCRUED      ESTIMATED      COMPENSATION
                     COMPENSATION     AS A PART OF     ANNUAL BENEFITS       PAID
NAME OF TRUSTEE       FROM TRUST      FUND EXPENSES    UPON RETIREMENT    FROM TRUST
------------------   ------------   ----------------   ---------------   ------------
Walter B. Grimm(1)      $ 7,250            -0-               -0-            $ 7,250
Mark. W. Immelt             N/A            N/A               N/A                N/A
William E. Karnatz      $11,750            -0-               -0-            $11,750
James A. Kingsbury      $ 8,250            -0-               -0-            $ 8,250
James W. Schultz        $11,750            -0-               -0-            $11,750



(1) Mr. Grimm was employed by BISYS Fund Services, Inc., an affiliate of the Distributor, from June 1992 to December 2005 and is considered an interested Trustee under the 1940 Act until April 30, 2008. As of the first quarter of 2006, Mr. Grimm began receiving compensation from the Trust for serving as a Trustee.



          As of August 1, 2006, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.



          As of August 1, 2006, the following individuals owned, of record, 5% or more of the Class A and Trust Class shares of the indicated Fund:



                                                        PERCENT OF THE
                                                           CLASS TOTAL
                                                        ASSETS HELD BY
FUND/CLASS                             NO. OF SHARES   THE SHAREHOLDER
----------                            --------------   ---------------
CORE BOND FUND - CLASS A

Emjay Corporation Custodian
Plans of  RPSA Customers
8515 E Orchard  Rd 2T2
C/O Great West
Greenwood Village, CO 80111              314,414.300       86.63%

CORE BOND FUND - TRUST

COHAMCO
PO Box 476
Hamilton, OH 45012                    14,476,851.347       99.98%

LEGACY FEDERAL MONEY FUND - CLASS A

BISYS Fund Services Ohio Inc.
3435 Stelzer Rd.
Columbus, OH 43219                        17,769.600        65.12%

Beth A. Gallagher
6011 Bridgeton Lane
South Bend, IN 46614                       8,747.370        32.05%

LEGACY FEDERAL MONEY FUND - TRUST

COHAMCO
PO Box 476
Hamilton, OH 45012                    69,880,337.130        94.36%

CALHOUN & CO
411 W Lafayette
Detroit, MI 48226-3455                 4,174,564.620         5.64%

MULTI CAP CORE EQUITY - CLASS A

Emjay Corporation Custodian
Plans of RPSA Customers
8515 E Orchard Rd 2T2
C/O Great West
Greenwood Village, CO 80111              729,218.883        87.89%

MULTI CAP CORE EQUITY - TRUST

COHAMCO
PO Box 476
Hamilton, OH 45012                    28,164,685.661        99.49%

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a Fund (or class of shares thereof) may be deemed a "control person" (as defined in the 1940 Act) of the Fund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that Fund.


     INVESTMENT ADVISOR AND SUB-ADVISOR. The Advisor, 300 High Street, P.O. Box 476, Hamilton, Ohio 45012, has provided investment advisory services to the Funds since inception pursuant to an investment advisory agreement with the Funds (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, the Advisor makes investment decisions for the Funds.


     The Advisory Agreement provides that the Advisor shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Agreement, the Advisor furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund.

     The Advisor has agreed to provide to the Funds, among other things, money market security and fixed income research, and analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.


     As to each Fund, the Advisory Agreement continues in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940 Act) or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.



     For the advisory services it provides to the Funds, the Advisor may receive fees based on average daily net assets up to the following annualized rates: the Equity Fund, 0.92%; the Bond Fund, 0.70%; and the Money Fund, 0.20% of the value of such Fund's average daily net assets. The Advisor is contractually limiting Fund fees and expenses until at least August 28, 2007. For the fiscal years ended April 30, 2004, April 30, 2005, and April 30, 2006, the Funds paid the Advisor the following advisory fees: $3,338,889, $3,593,178 and $3,352,661, respectively, for the Equity Fund; $1,696,764, $1,589,720 and $1,359,831,
respectively, for the Bond Fund; and $180,128, $152,677 and $152,439, respectively, for the Money Fund. For the fiscal years ended April 30, 2004, April 30, 2005, and April 30, 2006, the Advisor waived the following advisory fees: $997,064, $1,116,638 and $780,125, respectively, for the Equity Fund; $679,382, $652,078 and $429,995, respectively, for the Bond Fund; and $85,594,
$66,641 and $24,216, respectively, for the Money Fund.



     The Sub-Advisor, 480 Pierce Street, Birmingham, Michigan 48009, serves as Sub-Advisor to the Money Fund pursuant to an investment sub-advisory agreement with the Advisor (the "Sub-Advisory Agreement"). The Advisor pays the fees of the Sub-Advisor, at no additional cost to the Money Fund. The Sub-Advisory fee is calculated daily and paid monthly at the annual rate of 0.05% of the Money Fund's average daily net assets. For the fiscal years ended April 30, 2004, April 30, 2005, and April 30, 2006, the Advisor paid the Sub-Advisor $45,501, $38,361 and $38,110, respectively, for sub-advisory services on behalf of the Money Fund.



     CO-ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT. Prior to August 26, 2005, the Funds entered into an Administration Agreement ("Prior Administration Agreement") with BISYS LP. Under the Prior Administration Agreement, BISYS LP provided management and administrative services necessary for the operation of the Funds, furnished office space and facilities and paid the compensation of the Trust's officers affiliated with BISYS LP. Pursuant to separate contracts in effect prior to August 26, 2005 ("Prior BISYS Service Agreements"), BISYS Fund Services Ohio, Inc. ("BISYS"), an affiliate of BISYS LP, served as the Transfer Agent and Fund Accountant to the Funds. For their services, BISYS LP and BISYS entered into an Omnibus Fee Agreement ("Prior Omnibus Fee Agreement") with the Trust pursuant to which the Trust paid a single all-inclusive fee ("Prior Omnibus Fee"). The Prior Omnibus Fee was computed daily and paid monthly at the annual rate of 0.30% of each Fund's average daily net assets. For the fiscal years ended April 30, 2004 and April 30, 2005, the Funds paid BISYS administration fees of $1,088,763 and $1,171,689 for the Equity Fund, $727,180 and $681,309
for the Bond Fund and $270,194 and $229,016 for the Money Fund, respectively. For the fiscal years ended April 30, 2004 and April 30, 2005, the Funds paid BISYS transfer agent fees of $31,320 and $38,571 for the Equity Fund, $15,504 and $15,306 for the Bond Fund and $9,481 and $6,274 for the Money Fund, respectively. For the fiscal years ended April 30, 2004 and April 30, 2005, the Funds paid BISYS fund accounting fees of $3,928 and $6,879 for the Equity Fund, $16,610 and $19,214 for the Bond Fund and $4,011 and $3,994 for the Money Fund, respectively.



     On August 26, 2005, the Funds entered into a new Co-Administration Agreement, Fund Accounting Agreement, Transfer Agency Agreement, and Omnibus Fee Agreement with BISYS and terminated the respective prior agreements. Pursuant to the Omnibus Fee Agreement, the Trust pays a single all-inclusive fee ("Omnibus Fee"). The Omnibus Fee is computed daily and paid monthly at the annual rate as follows:


        Average Daily
   Net Assets of the Funds                         Fee Amount
   -----------------------                         ----------
$0 - up to $500 million        Thirteen one-hundredths of one percent (.13% or
                               13 basis points) of the Funds' average daily net
                               assets

$500 million to $700 million   Eleven and one-half one-hundredths of one percent
                               (.115% or 11.5 basis points) of the Funds'
                               average daily net assets

$700 million to $900 million   Ten and one-half one-hundredths of one percent
                               (.105% or 10.5 basis points) of the Funds'
                               average daily net assets

$900 million to $1 billion     Nine one-hundredths of one percent (.09% or 9
                               basis points) of the Funds' average daily net
                               assets

Over $1 billion                Eight one-hundredths of one percent (.08% or 8
                               basis points) of the Funds' average daily net
                               assets


     For the fiscal year ended April 30, 2006, the Funds paid BISYS co-administration fees of $677,867 for the Equity Fund, $365,979 for the Bond Fund and $136,664 for the Money Fund. For the fiscal year ended April 30, 2006, the Funds paid BISYS transfer agent fees of $39,683 for the Equity Fund, $15,948 for the Bond Fund and $8,013 for the Money Fund. For the fiscal year ended April 30, 2006, the Funds paid BISYS fund accounting fees of $4,448 for the Equity Fund, $17,412 for the Bond Fund and $3,146 for the Money Fund. These amounts for the fiscal year ended April 30, 2006, include fees calculated under the Prior Omnibus Fee Agreement and fees calculated under the Omnibus Fee Agreement



     The Funds also pay BISYS a shareholder account charge of $25 for each shareholder account in excess of 100 accounts (open or closed) in the relevant Fund.



     The foregoing asset-based fees and per account fees are subject to an annual minimum fee equal to: (i) seventy-five thousand dollars ($75,000) per Fund, plus (ii) a class fee of twenty-five thousand dollars ($25,000) for each additional class over and above a single class of shares, per Fund, plus (iii) twenty-five dollars ($25) for each shareholder account (open or closed).



     CO-ADMINISTRATOR. Pursuant to separate contracts in effect prior to August 26, 2005, the Advisor also provided certain sub-administrative services to the Funds pursuant to a separate agreement with BISYS LP for which it received from BISYS LP an annual fee at the rate of the difference between 0.30% of each Fund's average daily net assets and, on a graduated basis, 0.14% of the first $500 million of average aggregate net assets of each Fund, 0.125% of the next $200 million of such assets, 0.1125% of the next $200 million of such assets, 0.10% of the next $100 million of such assets, and 0.09% of such assets over $1 billion. For the fiscal years ended April 30, 2004 and April 30, 2005, BISYS LP paid the Advisor $1,136,550, and $1,136,561, respectively, for sub-administrative services on behalf of the Funds.

     On August 26, 2005, the Funds entered into a Co-Administration Agreement with the Advisor and the sub-administration agreement was terminated. Pursuant to the Co-Administration Agreement, the Funds pay the Advisor 0.05% of the Funds' average daily net assets for co-administrative services on behalf of the Funds. For the fiscal year ended April 30, 2006, the Advisor received $209,023 for co-administrative services on behalf of the Funds. This amount includes fees calculated under the sub-administration agreement paid by BISYS LP and under the Co-Administration Agreement paid by the Funds.



     PORTFOLIO MANAGERS. Dennis Dietz is the portfolio manager primarily responsible for the day-to-day management of the Equity Fund and the Bond Fund. Mr. Dietz manages no other registered investment company accounts, other pooled investment vehicle accounts, or other accounts.



     Mr. Dietz receives from the Advisor compensation in the form of a base salary and investment performance incentive based on pre-tax absolute and relative return of the Funds using the fee adjusted S&P 500 Index, the fee adjusted Merrill Lynch Government/Corporate 1-10 Year Index and the median performance of a similar universe of funds as the benchmarks. He also participates in sales incentives, stock awards, options and other benefits available to all employees of the Advisor.



     As of April 30, 2006, the dollar range of Fund shares owned by Mr. Dietz was $100,001-$500,000.



     Although not presently occurring, the Funds' portfolio managers may manage multiple accounts for a diverse client base, including the Funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), and bank common trust accounts ("Other Accounts").



     Potential conflicts of interest may arise because of the Advisor's management of the Funds and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Funds, that they are managing. The Advisor periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Funds.



     Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds. For these or other reasons, the portfolio managers may purchase different securities for the Funds and the Other Accounts, and the performance of securities purchased for the Funds may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Funds, which could have the potential to adversely impact the Funds, depending on market conditions.


     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.


     The Advisor's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with Fund guidelines and compliance with its Code of Ethics.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


     A Fund may provide information regarding portfolio holdings to service providers where relevant to duties to be performed for the Fund. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys, including the Advisor, the Sub-Advisor, BISYS, BISYS

LP, Ernst & Young LLP, Comerica Bank ("Comerica" or the "Custodian"), and Stroock & Stroock & Lavan LLP. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds' holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties, except that information about portfolio holdings may be made available to such third parties:



     - Through disclosure in a Fund's latest annual or semi-annual report or Form N-Q;


     - In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old; or


     - When a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement, the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed or the information is at least 15 days old. Such disclosures shall be authorized by the President or Chief Compliance Officer of the Advisor and shall be reported periodically to the Board. Examples include disclosure to rating and ranking organizations



     Neither the Funds nor the Funds' Advisor or Sub-Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees may, on a case-by-case basis, authorize the disclosure of information as an exception to the Funds' Disclosure Policies or impose additional restrictions on the disclosure of information beyond those found in the Funds' Disclosure Policies.


                           DISTRIBUTION OF FUND SHARES


     DISTRIBUTOR. The Distributor, 100 Summer Street, Suite 1500, Boston, MA 02110, serves as principal underwriter for the shares of the Funds pursuant to a distribution agreement with the Funds (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.


                          RULE 12B-1 DISTRIBUTION PLAN


     Pursuant to Rule 12b-1 under the 1940 Act, each Fund, with respect to its Class A Shares, has adopted a distribution plan (the "Distribution Plan"), which permits the Funds to pay certain expenses associated with the distribution and servicing of its Class A Shares. Such expenses may not exceed, on an annual basis, 0.25% of a Fund's Class A Shares' average daily net assets. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors,
(v) expenses of providing personal services relating to shareholder accounts and/or services related to the maintenance of shareholder accounts, and (vi) such other similar services as the Board of Trustees determines to be appropriate. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them.



     The Distribution Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the disinterested Trustees. All agreements relating to the implementation of the Distribution Plan will terminate automatically if assigned, and may be terminated at any time by the Fund which is a party to such agreement, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by any Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the Trustees of the Trust and the disinterested Trustees. For the fiscal year ended April 30, 2006, the following 12b-1 fees, with respect to the Class A Shares, were paid by the Funds: $22,474 for the Equity Fund, $23,333 for the Bond Fund and $9,353 for the Money Fund.


                              PROXY VOTING POLICIES


     The Board of Trustees of the Trust has delegated proxy voting responsibility to the Advisor and adopted the Advisor's proxy voting policies and procedures (the "Policy") which are described below. The Advisor may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Money Fund to the Sub-Advisor. The Trustees will review the Policy and each Fund's proxy voting records at least annually.



     The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those of shareholders. The Advisor generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Advisor may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Advisor will monitor situations that may result in a conflict of interest between the Fund's shareholders and the Advisor or any of its affiliate or any affiliates of the Fund. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-888-494-8510; and (2) on the SEC's website at http://www.sec.gov.



                        PRIOR AND COMPARATIVE PERFORMANCE



     Performance of Predecessor Common Trust Fund. Each of the Equity Fund and the Bond Fund commenced operations upon the investment of a substantial amount of assets invested from a common trust fund operated by the predecessor to the Advisor. If a Fund's predecessor fund was operated with investment policies substantially similar to those of the Fund, the Fund may include in quotations of its performance the performance history of the predecessor fund in accordance with interpretations of the SEC and as appropriate. Because common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, a predecessor fund's performance included in any quotation of a Fund's performance will be calculated as if the predecessor fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations.



     From time to time, the Trust may quote the Funds' performance in advertising and other types of literature as compared to the performance of any of the S&P indices, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service, which monitors the performance of mutual funds.



     The Funds' comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.



     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare a Fund's performance with other investments, which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Funds' Shares are offered for sale by financial intermediaries and institutions having executed agreements with the Trust's Distributor, BISYS LP. The Prospectus contains a general description of how investors may buy shares of the Funds.



     The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the New York Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC;
(b) the NYSE is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.


     Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.


     As stated in the Prospectus, the public offering price of the Class A and Trust Class Shares of the Money Fund is their net asset value per share which the Fund will seek to maintain at $1.00 per share. The public offering price of the Class A and Trust Class Shares of each of the other Funds is their net asset value per share next computed after the sale plus, for Class A Shares, a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The Prospectus contains a table of applicable sales charges.



     CLASS A SHARES SALES CHARGE WAIVERS. The following classes of investors may purchase Class A Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Trust):


     (1) Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;


     (2) Officers, trustees, directors and advisory board members of the Trust and employees and retired employees of First Financial Bancorp and its affiliates, the Distributor and its affiliates, and employees of the Advisor (and spouses, children and parents of each of the foregoing);


     (3) Investors for whom First Financial Bancorp and its affiliate banks with trust powers and correspondent banks or other financial institutions act in a fiduciary, advisory, custodial, agency, or similar capacity; and

     (4) Investors who purchase shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares or "wrap" type programs.


     In addition, the Trust may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Trust must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. The Trust may also periodically waive the sales charge for all investors with respect to a Fund.

                        DETERMINATION OF NET ASSET VALUE


     Net asset value per share for each Fund generally is determined by BISYS, as Fund Accountant of the Funds, on each day the NYSE is open for trading. The net asset value per share is calculated at 12:00 noon (Eastern Standard time) for the Money Fund and at 4:00 p.m. (Eastern Standard time) for all other Funds, Monday through Friday, on each day both the NYSE and the Federal Reserve Bank of Cleveland are open for regular business (a "Business Day"), which excludes the following business holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of such class. All expenses, including fees paid to the Advisor, the Co-Administrators and the Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. In addition, the Money Fund reserves the right to calculate its NAV on any other day on which regular trading in money market instruments is taking place.



     The Money Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Money Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing shareholders of the Money Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.



     Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, the Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in "Eligible Securities," as defined in Rule 2a-7(a)(10), determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Money Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The extent of any deviations from $1.00 per share will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.



     The Equity and Bond Funds' securities, other than short-term debt obligations, are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. If valuations for investments (received from a pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. government securities, but excluding debt securities maturing in 60 days or less, the valuations may be based on latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less generally are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Trustees and are based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.



     With respect to options contracts, the premium received is recorded as an asset and equivalent liability; and, thereafter, the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Advisor is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker's general execution and operational facilities, the type of transaction involved and other factors. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     During the fiscal years ended April 30, 2004, April 30, 2005, and April 30, 2006, the Funds paid aggregate brokerage commissions as follows:



                  Fiscal Year   Fiscal Year   Fiscal Year
                  Ended April   Ended April   Ended April
                    30, 2004      30, 2005      30, 2006
                  -----------   -----------   -----------
The Equity Fund     $411,429      $337,899      $513,819
The Bond Fund       $      0      $      0      $      0
The Money Fund      $      0      $      0      $      0



     The Advisor may, in circumstances in which two or more brokers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker that has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Advisory Agreement, and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through whom the Advisor places securities transactions for a Fund may be used by the Advisor in servicing its other accounts, and not all of these services may be used by the Advisor in connection with advising the Funds. In so allocating portfolio transactions, the Advisor may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.



     Except in the case of equity securities purchased by the Equity Fund, purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Any of the Funds may purchase obligations from underwriting syndicates of which the Distributor or affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of

Trustees. Under the 1940 Act, persons affiliated with the Advisor, the Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Fund to affiliated brokers.



     Purchases and sales of equity securities for the Equity Fund typically are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.



     In placing orders for portfolio securities for the Equity Fund, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Advisor will generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.



     As permitted by Section 28(e) of the 1934 Act, the Advisor may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The amounts of transactions involving such commissions for research services and the services provided by such broker-dealers are periodically reviewed by the Board of Trustees. For the Multi-Cap Core Equity Fund, the aggregate amount of transactions during the fiscal year ended April 30, 2006 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:



Broker                                  Commissions      Principal
------                                  -----------   ---------------
The Bank of New York                    $148,542.06   $ 71,730,598.10
Prudential Securities Inc.               113,799.00     65,712,080.47
UBS Securities                            43,326.00     26,194,632.02
Citigroup Global Markets                  34,686.00     21,338,857.90
Sandler O' Neil                           34,020.00     20,609,781.90
Morgan Stanley                            28,764.00     13,499,832.83
Merrill Lynch, Pierce, Fenner & Smith     25,980.00     18,449,691.81
William O'Neil                            23,196.00     14,317,313.27
Jefferies                                 17,142.00      5,627,177.58
CS First Boston Corp.                     15,978.00      6,476,765.46
Bank of America National Trust            14,196.00      5,357,448.03
Gordon, Haskett Capital                    6,690.00      3,166,626.00
Stifel Nicolaus (Jimmy Dagger)             4,500.00      1,713,466.53
Stifel Nicholaus                           1,800.00        885,102.92
Montgomery                                 1,200.00        190,761.98
                                        -----------   ---------------
Aggregate Broker Commissions Paid       $513,819.06   $275,270,136.80
                                        ===========   ===============

     During the fiscal year ended April 30, 2006, the Funds held investments in securities of their regular broker-dealers as follows (in thousands):



                         APPROXIMATE AGGREGATE VALUE OF ISSUER'S
                         SECURITIES OWNED BY THE FUND DURING THE               NAME OF
FUND                         FISCAL YEAR ENDED APRIL 30, 2006             BROKER OR DEALER
----                     ---------------------------------------   ------------------------------
The Equity Fund                          $ 6,819                          Bank of New York
The Equity Fund                          $ 1,199                           Citigroup Inc.
The Equity Fund                          $ 7,942                           JP Morgan Chase
The Equity Fund                          $11,253                           Morgan Stanley
The Bond Fund                            $ 1,413                           Bank of America
The Bond Fund                            $ 1,940                          Bank of New York
The Bond Fund                            $ 6,670                           Citigroup Inc.
The Bond Fund                            $ 3,918                         Goldman Sachs & Co.
The Bond Fund                            $ 1,680                           Morgan Stanley
The Bond Fund                            $ 1,822                   Credit Suisse First Boston Co.
The Bond Fund                            $ 2,013                           JP Morgan Chase
The Federal Money Fund                   $    95                         Goldman Sachs & Co.


                              FEDERAL INCOME TAXES

     The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.


     It is the policy of each Fund to qualify for the favorable tax treatment accorded "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund so qualified for the most recent fiscal year. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. Qualification by a Fund as a "regulated investment company" under the Code, requires, among other things, that: (a) at least 90% of the Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund will not be subject to federal income tax on its net investment income and net capital gains which are distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.



     Under the Code, a nondeductible excise tax of 4%, is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gain net income for the one year period ending on October 31 and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income; and (ii) any amount on which the regulated investment company pays income tax for the year.



     For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.


     A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.


     It is anticipated that a portion of the dividends paid by the Equity Fund will qualify for the dividends-received deduction available to corporations. The Equity Fund is required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of the Fund's taxable year. The dividends paid by the other Funds are not expected to qualify. Tax law proposals introduced from time to time, may also affect the dividends received deduction.


     If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares the shareholder subsequently pays a reduced sales load for shares of a Fund, the sales load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales loads do not exceed the reduction in sales loads) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

     Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.


     The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by a Fund at the end of a fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules (such as the original issue discount, marked to market and REMIC rules) that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. Investors should consult their tax advisors with respect to such rules.



     Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.


     A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

     FOREIGN SHAREHOLDERS. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

On July 13,2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.


                          SHARES OF BENEFICIAL INTEREST


     The Trust, which is an open-end, management investment company, was organized as a Massachusetts business trust on November 1, 2001, and consists of three separate portfolios or series, which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.


     Each Fund offers Trust Class and Class A Shares. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-888-494-8510, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.


     Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which the investor is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees of officers are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


                                OTHER INFORMATION



     The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.



     The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering is unlawful to be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.


                                    CUSTODIAN


     Comerica, One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, acts as custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Comerica receives an annual fee of 0.075% on average net assets up to $1 billion and 0.05% on average net assets over $1 billion, subject to a minimum annual fee of $10,000 per Fund.


            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL


     Ernst & Young LLP, 1100 Huntington Center, 41 High Street, Columbus, OH 43215, serves as the independent registered public accounting firm for the Trust. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Trust.

                                    APPENDIX

     The following is a description of the ratings by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services.

                   MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1

                   STANDARD & POOR'S RATINGS SERVICES ("S&P")

     AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                            PART C: OTHER INFORMATION



ITEM 23.   Exhibits
--------   --------
(a)        Amended and Restated Agreement and Declaration of Trust of the
           Registrant (see Note A)

(b)        By-laws of Registrant (see Note A)

(c)        Not Applicable

(d)(1)     Investment Advisory Agreement (see Note D)

(d)(2)     Sub-Advisory Agreement (see Note D)

(e)(1)     Distribution Agreement (filed herewith)

(e)(2)     Form of Dealer Agreement (filed herewith)

(e)(3)     Form of Selling Agreement (filed herewith)

(f)        Not Applicable

(g)        Custody Agreement (see Note D)

(h)(1)     Transfer Agency Agreement (filed herewith)

(h)(2)     Co-Administration Agreement with BISYS Fund Services Ohio, Inc.
           (filed herewith)

(h)(3)     Co-Administration Agreement with First Financial Capital Advisors LLC
           (filed herewith)

(h)(4)     Fund Accounting Agreement (filed herewith)

(h)(5)     Omnibus Fee Agreement (filed herewith)

(h)(6)     Expense Limitation Agreement (filed herewith)

(i)        Opinion and Consent of Counsel to the Registrant (see Note C)

(j)        Consent of Independent Registered Public Accounting Firm to the
           Registrant (filed herewith)

(k)        Not Applicable

(l)        Purchase Agreement (see Note C)

(m)        Legacy Funds Group Plan of Distribution (see Note D)

(n)        Legacy Funds Group Multiple Class Plan (see Note D)

(o)        Reserved

(p)(1) Code of Ethics of First Financial Capital Advisors LLC (filed herewith)

(p)(2)     Code of Ethics of Legacy Funds Group (filed herewith)

(p)(3)     Code of Ethics of Munder Capital Management (filed herewith)

(p)(4) Code of Ethics of BISYS Fund Services Limited Partnership (filed herewith)

(q)        Other Exhibits: Power of Attorney for Walter B. Grimm, Mark W.
           Immelt, William E. Karnatz, Sr., James A. Kingsbury and James W.
           Schultz (filed herewith)


Note A: Filed as an exhibit to Registrant's Registration Statement, File Nos. 333-72732; 811-10569, on November 2, 2001, and incorporated herein by reference.

Note B: Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, File Nos. 333-72732; 811-10569, on February 8, 2002, and incorporated herein by reference.

Note C: Filed as an exhibit to Pre-Effective Amendment No. 3 to Registrant's Registration Statement, File Nos. 333-72732; 811-10569, on April 9, 2002, and incorporated herein by reference.

Note D: Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement, File Nos. 333-72732; 811-10569, on August 27, 2003, and incorporated herein by reference.


ITEM 24. Persons Controlled By or Under Common Control with Registrant.


     None.

ITEM 25. Indemnification

     The Registrant is organized as a Massachusetts business trust and is operated pursuant to an Amended and Restated Agreement and Declaration of Trust, dated as of November 1, 2001 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

     (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

     (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertaken to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

     The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. Business and Other Connections of Investment Advisor


     None.


ITEM 27. Principal Underwriters


Item 27(a) BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:



Allianz Variable Insurance Products Fund of Funds Trust


Allianz Variable Insurance Products Trust




American Independence Funds Trust
American Performance Funds


The Bjurman, Barry Funds


The Coventry Group


Coventry Funds Trust


Excelsior Funds, Inc.


Excelsior Funds Trust



Excelsior Tax-Exempt Funds, Inc.



First Focus Funds, Inc.
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust




HSBC Investor Funds
Legacy Funds Group




Pacific Capital Funds





STI Classic Funds

STI Classic Variable Trust




Vintage Mutual Funds, Inc.





BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.



ITEM 27(b) Information about Directors and Officers of BISYS LP is as follows:


Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20. Unless otherwise noted, the business address of each director or officer is 3435 Stelzer Road, Columbus, Ohio 43219.

                                         Position and Office          Positions and Offices
Name and Address                          with Underwriter               with Registrant
----------------                 ----------------------------------   ---------------------
BISYS Fund Services Ohio, Inc.   Sole Limited Partner                 None
3435 Stelzer Road
Columbus, OH  43219

BISYS Fund Services, Inc.        Sole General Partner                 None
3435 Stelzer Road
Columbus, OH 43219

Brian K. Bey                     President and Director

Elliott Dobin                    Secretary

Open                             Chief Compliance Officer

James E. (Ed) Pike               Financial and Operations Principal


The address for each Distributor is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Each Distributor has additional Officers and/or alternative positions held by Officers of BISYS and FDI listed to the right (each person holds no position with the Fund).

Item 27(c) Not applicable.

ITEM 28. Location of Accounts and Records

     All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:


     (1) First Financial Capital Advisors, Inc. ("FFCA"), 300 High Street, Hamilton, Ohio and 9120 Union Centre Boulevard, West Chester, Ohio (records relating to FFCA, as the advisor and co-administrator).



     (2) BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio (records relating to BISYS, as co-administrator, fund accountant and transfer agent).



     (3) Comerica Bank, One Detroit Center, 500 Woodward Avenue, Detroit, Michigan (records relating to the custodian).


ITEM 29. Management Services

     None.

ITEM 30. Undertakings


     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio on the 28th day of August, 2006.


                                        LEGACY FUNDS GROUP


                                        By: /s/ Mark W. Immelt
                                            ------------------------------------
                                            Mark W. Immelt, President and Chief
                                            Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Legacy Funds Group has been signed below by the following persons in the capacities indicated on the dates indicated.



SIGNATURE                                          TITLE                   DATE
---------                                          -----                   ----


/s/ Mark W. Immelt                      President, Chief Executive   August 28, 2006
-------------------------------------   Officer and Trustee
Mark W. Immelt


/s/ Trent M. Statczar                   Treasurer                    August 28, 2006
-------------------------------------
Trent M. Statczar


Walter B. Grimm*                        Trustee


William E. Karnatz, Sr.*                Trustee


James A. Kingsbury*                     Trustee


James W. Schultz*                       Chairman and Trustee


*By /s/ Jennifer J. Hankins                                          August 28, 2006
    ---------------------------------
    Jennifer J. Hankins
    Attorney-in-Fact pursuant to a
    power of attorney

                                  EXHIBIT INDEX


Item No.   Name of Document
--------   ----------------
23(e)(1)   Distribution Agreement

23(e)(2)   Form of Dealer Agreement

23(e)(3)   Form of Selling Agreement

23(h)(1)   Transfer Agency Agreement

23(h)(2)   Co-Administration Agreement with BISYS Fund Services Ohio, Inc.

23(h)(3)   Co-Administration Agreement with First Financial Capital Advisors LLC

23(h)(4)   Fund Accounting Agreement

23(h)(5)   Omnibus Fee Agreement

23(h)(6)   Expense Limitation Agreement

23(j)      Consent of Independent Registered Public Accounting Firm to the
           Registrant

23(p)(1)   Code of Ethics of First Financial Capital Advisors LLC

23(p)(2)   Code of Ethics of Legacy Funds Group

23(p)(3)   Code of Ethics of Munder Capital Management

23(p)(4)   Code of Ethics of BISYS Fund Services Limited Partnership

23(q)      Other Exhibits: Power of Attorney for Walter B. Grimm, William E.
           Karnatz, Sr., James A. Kingsbury and James W. Schultz